                                                                   EXHIBIT 99.2

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


            WaMu Mortgage Pass-Through Certificates, Series 2001-AR6
                             As of the Cut-off Date


TOTAL CURRENT BALANCE:                    $758,695,858
NUMBER OF LOANS:                                 1,282
                                                                          Minimum                   Maximum
AVG CURRENT BALANCE:                          $591,806                   $276,000                $1,500,000
AVG ORIGINAL BALANCE:                         $592,619                   $276,000                $1,500,000

WAVG LOAN RATE:                                  6.408 %                    5.500 %                   9.125 %
WAVG GROSS MARGIN:                               2.750 %                    2.500 %                   3.500 %
WAVG MAXIMUM LOAN RATE:                         11.428 %                   10.500 %                  13.875 %
WAVG PERIODIC RATE CAP:                          2.000 %                    2.000 %                   2.000 %
WAVG FIRST RATE CAP:                             5.000 %                    5.000 %                   5.000 %

WAVG ORIGINAL LTV:                               64.33 %                    13.00 %                   95.00 %
WAVG CREDIT SCORE:                                 727                        535                       813

WAVG ORIGINAL TERM:                                360 months                 360 months                360 months
WAVG REMAINING TERM:                               359 months                 341 months                360 months
WAVG SEASONING:                                      1 months                   0 months                 19 months

WAVG NEXT RATE RESET:                               59 months                  41 months                 60 months
WAVG RATE ADJ FREQ:                                 12 months                  12 months                 12 months
WAVG FIRST RATE ADJ FREQ:                           60 months                  60 months                 60 months

TOP STATE CONC ($):                   63.73%  California,  5.58%  Massachusetts,  5.46%  Illinois
MAXIMUM ZIP CODE CONC ($):            1.71%  90272  (Pacific Palisades, CA)

FIRST PAY DATE:                                                      Jun 01, 2000              Jan 01, 2002
RATE CHANGE DATE:                                                    May 01, 2005              Dec 01, 2006
MATURE DATE:                                                         May 01, 2030              Dec 01, 2031


GREENWICH CAPITAL [LOGO]                                                      1
-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                               % of Aggregate
                                                         Principal Balance    Principal Balance
                                        Number of        Outstanding as of    Outstanding as of
INDEX:                                Mortgage Loans     the Cut-off Date      the Cut-off Date
-----------------------------------  ----------------   ------------------    -----------------
 1 YR CMT                                      1,282       758,695,858.44                100.00
-----------------------------------  ----------------   ------------------    -----------------
Total                                          1,282       758,695,858.44                100.00
===================================  ================   ==================    =================

                                                                               % of Aggregate
                                                         Principal Balance    Principal Balance
                                        Number of        Outstanding as of    Outstanding as of
PRODUCT:                              Mortgage Loans     the Cut-off Date      the Cut-off Date
-----------------------------------  ---------------    ------------------    -----------------
 5/1 Hybrid                                    1,282        758,695,858.44               100.00
-----------------------------------  ---------------    ------------------    -----------------
Total                                          1,282        758,695,858.44               100.00
===================================  ===============    ==================    =================

                                                                               % of Aggregate
                                                         Principal Balance    Principal Balance
                                        Number of        Outstanding as of    Outstanding as of
DELINQUENCY:                          Mortgage Loans     the Cut-off Date      the Cut-off Date
-----------------------------------  ---------------    ------------------    -----------------
 Current                                       1,282       758,695,858.44                100.00
-----------------------------------  ---------------    ------------------    -----------------
Total                                          1,282       758,695,858.44                100.00
===================================  ===============    ==================    =================



GREENWICH CAPITAL [LOGO]                                                      2
-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                              % of Aggregate
                                                                   Principal Balance        Principal Balance
                                              Number of            Outstanding as of        Outstanding as of
CURRENT BALANCE ($):                        Mortgage Loans         the Cut-off Date          the Cut-off Date
--------------------------------------      --------------         -----------------        -----------------
   276,000.00  -   300,000.00                           57            16,620,987.41                      2.19
   300,000.01  -   400,000.00                          355           124,817,857.36                     16.45
   400,000.01  -   500,000.00                          247           111,973,091.96                     14.76
   500,000.01  -   600,000.00                          170            94,226,754.45                     12.42
   600,000.01  -   700,000.00                          107            69,468,066.58                      9.16
   700,000.01  -   800,000.00                           81            61,551,211.81                      8.11
   800,000.01  -   900,000.00                           64            54,877,388.22                      7.23
   900,000.01  - 1,000,000.00                           67            64,903,268.69                      8.55
 1,000,000.01  - 1,100,000.00                           66            69,137,131.96                      9.11
 1,100,000.01  - 1,200,000.00                           17            19,862,200.00                      2.62
 1,200,000.01  - 1,300,000.00                           13            16,256,500.00                      2.14
 1,300,000.01  - 1,400,000.00                           11            15,020,000.00                      1.98
 1,400,000.01  - 1,500,000.00                           27            39,981,400.00                      5.27
--------------------------------------      --------------         ----------------         -----------------
Total                                                1,282           758,695,858.44                    100.00
======================================      ==============         ================         =================

                                                                                              % of Aggregate
                                                                   Principal Balance        Principal Balance
                                              Number of            Outstanding as of        Outstanding as of
LOAN RATE (%):                              Mortgage Loans         the Cut-off Date          the Cut-off Date
--------------------------------------      --------------         -----------------        -----------------
  5.500  -  5.500                                        2             1,602,820.00                      0.21
  5.501  -  6.000                                       75            55,063,831.67                      7.26
  6.001  -  6.500                                      845           516,642,720.28                     68.10
  6.501  -  7.000                                      313           163,711,683.02                     21.58
  7.001  -  7.500                                       25            11,644,642.22                      1.53
  7.501  -  8.000                                       10             4,242,935.10                      0.56
  8.001  -  8.500                                        9             4,719,559.99                      0.62
  8.501  -  9.000                                        2               697,737.34                      0.09
  9.001  -  9.125                                        1               369,928.82                      0.05
--------------------------------------      --------------         ----------------         -----------------
Total                                                1,282           758,695,858.44                    100.00
======================================      ==============         ================         =================




GREENWICH CAPITAL [LOGO]                                                      3
-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                              % of Aggregate
                                                                   Principal Balance        Principal Balance
                                              Number of            Outstanding as of        Outstanding as of
GROSS MARGIN (%):                           Mortgage Loans         the Cut-off Date          the Cut-off Date
--------------------------------------      --------------         -----------------        -----------------
  2.500                                                  1               341,900.00                      0.05
  2.600                                                  6             2,832,750.00                      0.37
  2.625                                                  1               375,898.48                      0.05
  2.750                                              1,270           753,537,618.12                     99.32
  2.875                                                  1               306,233.84                      0.04
  3.125                                                  1               449,000.00                      0.06
  3.250                                                  1               356,458.00                      0.05
  3.500                                                  1               496,000.00                      0.07
--------------------------------------      --------------         ----------------         -----------------
Total                                                1,282           758,695,858.44                    100.00
======================================      ==============         ================         =================

                                                                                              % of Aggregate
                                                                   Principal Balance        Principal Balance
                                              Number of            Outstanding as of        Outstanding as of
MAXIMUM LOAN RATE (%):                      Mortgage Loans         the Cut-off Date          the Cut-off Date
--------------------------------------      --------------         -----------------        -----------------
 10.500  - 10.500                                        2             1,602,820.00                      0.21
 10.501  - 11.000                                       71            51,112,081.67                      6.74
 11.001  - 11.500                                      815           501,562,806.87                     66.11
 11.501  - 12.000                                      339           179,399,264.10                     23.65
 12.001  - 12.500                                       31            13,715,219.23                      1.81
 12.501  - 13.000                                        9             3,936,701.26                      0.52
 13.001  - 13.500                                       12             6,299,299.15                      0.83
 13.501  - 13.875                                        3             1,067,666.16                      0.14
--------------------------------------      --------------         ----------------         -----------------
Total                                                1,282           758,695,858.44                    100.00
======================================      ==============         ================         =================

                                                                                              % of Aggregate
                                                                   Principal Balance        Principal Balance
                                              Number of            Outstanding as of        Outstanding as of
REMAINING TERM (MONTHS):                    Mortgage Loans         the Cut-off Date          the Cut-off Date
--------------------------------------      --------------         -----------------        -----------------
 341  - 342                                              3             1,238,954.68                      0.16
 343  - 348                                             18             8,186,856.98                      1.08
 349  - 354                                             21            10,648,574.18                      1.40
 355  - 360                                          1,240           738,621,472.60                     97.35
--------------------------------------      --------------         ----------------         -----------------
Total                                                1,282           758,695,858.44                    100.00
======================================      ==============         ================         =================



GREENWICH CAPITAL [LOGO]                                                      4
-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                              % of Aggregate
                                                                   Principal Balance        Principal Balance
                                              Number of            Outstanding as of        Outstanding as of
RATE CHANGE DATE:                           Mortgage Loans         the Cut-off Date          the Cut-off Date
--------------------------------------      --------------         -----------------        -----------------
 05/01/05                                                1               281,961.36                      0.04
 06/01/05                                                2               956,993.32                      0.13
 07/01/05                                                2               628,072.70                      0.08
 08/01/05                                                3             1,215,299.01                      0.16
 09/01/05                                                4             2,556,624.44                      0.34
 10/01/05                                                5             2,234,010.74                      0.29
 11/01/05                                                2               895,933.71                      0.12
 12/01/05                                                2               656,916.38                      0.09
 01/01/06                                                3             1,174,701.25                      0.15
 02/01/06                                                1               561,171.86                      0.07
 03/01/06                                                5             3,337,573.05                      0.44
 04/01/06                                                3             1,285,816.88                      0.17
 05/01/06                                                3             1,048,965.64                      0.14
 06/01/06                                                6             3,240,345.50                      0.43
 07/01/06                                                5             2,392,812.79                      0.32
 08/01/06                                                9             5,039,373.81                      0.66
 09/01/06                                               23            12,620,850.89                      1.66
 10/01/06                                               82            44,257,229.77                      5.83
 11/01/06                                            1,059           637,142,340.34                     83.98
 12/01/06                                               62            37,168,865.00                      4.90
--------------------------------------      --------------         ----------------         -----------------
Total                                                1,282           758,695,858.44                    100.00
======================================      ==============         ================         =================




GREENWICH CAPITAL [LOGO]                                                      5
-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              % of Aggregate
                                                                   Principal Balance        Principal Balance
                                              Number of            Outstanding as of        Outstanding as of
ORIGINAL LTV (%):                           Mortgage Loans         the Cut-off Date          the Cut-off Date
--------------------------------------      --------------         -----------------        -----------------
  Unknown                                                5             3,065,000.00                      0.40
  10.01  -  15.00                                        1               650,000.00                      0.09
  15.01  -  20.00                                        1               995,750.97                      0.13
  20.01  -  25.00                                       12             8,970,258.75                      1.18
  25.01  -  30.00                                       13            11,384,500.00                      1.50
  30.01  -  35.00                                       21            16,898,600.00                      2.23
  35.01  -  40.00                                       31            21,599,309.68                      2.85
  40.01  -  45.00                                       40            27,160,468.38                      3.58
  45.01  -  50.00                                       62            46,971,837.13                      6.19
  50.01  -  55.00                                       64            41,887,691.33                      5.52
  55.01  -  60.00                                       86            54,480,108.86                      7.18
  60.01  -  65.00                                      133            88,315,619.58                     11.64
  65.01  -  70.00                                      198           133,953,013.62                     17.66
  70.01  -  75.00                                      273           147,419,412.62                     19.43
  75.01  -  80.00                                      316           145,607,642.64                     19.19
  80.01  -  85.00                                        2               722,300.00                      0.10
  85.01  -  90.00                                       12             4,665,971.36                      0.61
  90.01  -  95.00                                       12             3,948,373.52                      0.52
--------------------------------------      --------------         ----------------         -----------------
Total                                                1,282           758,695,858.44                    100.00
======================================      ==============         ================         =================

                                                                                              % of Aggregate
                                                                   Principal Balance        Principal Balance
                                              Number of            Outstanding as of        Outstanding as of
CREDIT SCORE:                               Mortgage Loans         the Cut-off Date          the Cut-off Date
--------------------------------------      --------------         -----------------        -----------------
 N/A                                                    79            43,151,551.72                      5.69
 501  - 550                                              3             2,309,394.41                      0.30
 551  - 600                                             15             6,973,546.16                      0.92
 601  - 650                                             61            30,227,356.36                      3.98
 651  - 700                                            227           127,755,373.73                     16.84
 701  - 750                                            518           309,431,998.09                     40.78
 751  - 800                                            369           231,159,737.97                     30.47
 801  - 813                                             10             7,686,900.00                      1.01
--------------------------------------      --------------         ----------------         -----------------
Total                                                1,282           758,695,858.44                    100.00
======================================      ==============         ================         =================




GREENWICH CAPITAL [LOGO]                                                      6
-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                              % of Aggregate
                                                                   Principal Balance        Principal Balance
                                              Number of            Outstanding as of        Outstanding as of
AMORTIZATION:                               Mortgage Loans         the Cut-off Date          the Cut-off Date
--------------------------------------      --------------         -----------------        -----------------
 Interest Only                                         615           439,104,915.47                     57.88
 Fully Amortizing                                      667           319,590,942.97                     42.12
--------------------------------------      --------------         ----------------         -----------------
Total                                                1,282           758,695,858.44                    100.00
======================================      ==============         ================         =================

                                                                                              % of Aggregate
                                                                   Principal Balance        Principal Balance
                                              Number of            Outstanding as of        Outstanding as of
DOCUMENTATION:                              Mortgage Loans         the Cut-off Date          the Cut-off Date
--------------------------------------      --------------         -----------------        -----------------
 Full Documentation                                    903           496,366,787.55                     65.42
 Reduced Documentation                                 374           257,670,670.89                     33.96
 Unknown                                                 5             4,658,400.00                      0.61
--------------------------------------      --------------         ----------------         -----------------
Total                                                1,282           758,695,858.44                    100.00
======================================      ==============         ================         =================

                                                                                              % of Aggregate
                                                                   Principal Balance        Principal Balance
                                              Number of            Outstanding as of        Outstanding as of
OCCUPANCY:                                  Mortgage Loans         the Cut-off Date          the Cut-off Date
--------------------------------------      --------------         -----------------        -----------------
 Primary                                             1,227           728,766,778.87                     96.06
 Second Home                                            48            26,919,555.77                      3.55
 Non-owner                                               7             3,009,523.80                      0.40
--------------------------------------      --------------         ----------------         -----------------
Total                                                1,282           758,695,858.44                    100.00
======================================      ==============         ================         =================

                                                                                              % of Aggregate
                                                                   Principal Balance        Principal Balance
                                              Number of            Outstanding as of        Outstanding as of
PROPERTY TYPE:                              Mortgage Loans         the Cut-off Date          the Cut-off Date
--------------------------------------      --------------         -----------------        -----------------
 Single Family                                       1,196           718,691,892.89                     94.73
 Condominium                                            82            37,961,333.28                      5.00
 2-4 Family                                              3             1,611,400.00                      0.21
 Townhouse                                               1               431,232.27                      0.06
--------------------------------------      --------------         ----------------         -----------------
Total                                                1,282           758,695,858.44                    100.00
======================================      ==============         ================         =================




GREENWICH CAPITAL [LOGO]                                                      7
-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                              % of Aggregate
                                                                   Principal Balance        Principal Balance
                                              Number of            Outstanding as of        Outstanding as of
PURPOSE:                                    Mortgage Loans         the Cut-off Date          the Cut-off Date
--------------------------------------      --------------         -----------------        -----------------
 Rate/Term Refinance                                   615           372,731,468.80                     49.13
 Cash Out Refinance                                    448           270,549,921.31                     35.66
 Purchase                                              219           115,414,468.33                     15.21
--------------------------------------      --------------         ----------------         -----------------
Total                                                1,282           758,695,858.44                    100.00
======================================      ==============         ================         =================



GREENWICH CAPITAL [LOGO]                                                      8
-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              % of Aggregate
                                                                   Principal Balance        Principal Balance
                                              Number of            Outstanding as of        Outstanding as of
STATES:                                     Mortgage Loans         the Cut-off Date          the Cut-off Date
--------------------------------------      --------------         -----------------        -----------------
 Arizona                                                27            15,457,214.80                      2.04
 California                                            765           483,546,383.46                     63.73
 Colorado                                               38            17,320,053.61                      2.28
 Connecticut                                            41            28,407,388.96                      3.74
 Florida                                                15            10,107,679.68                      1.33
 Georgia                                                 4             1,664,355.74                      0.22
 Idaho                                                   1               308,500.00                      0.04
 Illinois                                               80            41,405,540.93                      5.46
 Indiana                                                 4             1,730,000.00                      0.23
 Kentucky                                                1               500,000.00                      0.07
 Louisiana                                               1               290,320.00                      0.04
 Maryland                                               12             8,054,000.00                      1.06
 Massachusetts                                          88            42,327,909.50                      5.58
 Michigan                                               11             4,971,392.44                      0.66
 Minnesota                                               4             1,857,136.39                      0.24
 Missouri                                                5             2,747,750.00                      0.36
 Nevada                                                  4             1,811,450.00                      0.24
 New Hampshire                                           2               704,300.00                      0.09
 New Jersey                                             20             8,982,288.96                      1.18
 New York                                               30            19,918,528.08                      2.63
 North Carolina                                          3             1,589,839.95                      0.21
 Ohio                                                   12             6,538,808.62                      0.86
 Oregon                                                 11             6,084,750.00                      0.80
 Pennsylvania                                           14             8,057,647.83                      1.06
 Rhode Island                                            4             1,949,140.84                      0.26
 South Carolina                                          1               488,940.00                      0.06
 Texas                                                  11             4,894,100.11                      0.65
 Utah                                                    1               500,000.00                      0.07
 Vermont                                                 1               400,000.00                      0.05
 Virginia                                                8             4,598,500.00                      0.61
 Washington                                             61            30,452,384.00                      4.01
 Wisconsin                                               1               452,254.54                      0.06
 Wyoming                                                 1               577,300.00                      0.08
--------------------------------------      --------------         ----------------         -----------------
Total                                                1,282           758,695,858.44                    100.00
======================================      ==============         ================         =================



GREENWICH CAPITAL [LOGO]                                                      9
-------------------------------------------------------------------------------

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2001-AR6

                               Marketing Materials

                          $[829,010,100] (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer







GREENWICH CAPITAL [LOGO]
--------------------------------------------------------------------------------

        This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Preliminary Term Sheet                           Date Prepared: December 5, 2001

            WaMu Mortgage Pass-Through Certificates, Series 2001-AR6 $[829,010,100] (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

=============================================================================================================================
               Principal (2)       WAL (Yrs)          Pmt Window      Interest
                  Amount             To                (Mths)            Rate                              Expected Ratings
 Class (1)       (Approx.)        Auction(3)        To Auction(3)        Type         Tranche Type         Moody's/S&P/Fitch
 ---------     ------------     -------------       -------------      --------       ------------         -----------------
    A-1            $50,000,000       0.50                1-11          Fixed (4)      Super Senior            Aaa/AAA/AAA
    A-2           $321,000,000       1.02                1-24          Fixed (4)      Super Senior            Aaa/AAA/AAA
    A-3           $125,000,000       2.50               24-36          Fixed (4)      Super Senior            Aaa/AAA/AAA
    A-4           $135,162,000       3.86               36-58          Fixed (4)      Super Senior            Aaa/AAA/AAA
    A-5           $170,000,000       4.86               58-58          Fixed (4)      Super Senior            Aaa/AAA/AAA
    A-6            $27,848,000       4.86               58-58          Fixed (4)    Senior Mezzanine          Aaa/AAA/AAA
     R                    $100        N/A                N/A           Fixed (4)    Senior/Residual           Aaa/AAA/AAA
-----------------------------------------------------------------------------------------------------------------------------
    B1             $11,139,000                                                        Subordinate              Aa2/AA/NR
    B2              $7,283,000           Information Not Provided Hereby              Subordinate               A2/A/NR
    B3              $4,284,000                                                        Subordinate             Baa2/BBB/NR
-----------------------------------------------------------------------------------------------------------------------------
    B4              $1,713,000                                                        Subordinate              Ba2/BB/NR
    B5                $856,000           Privately Offered Certificates               Subordinate               B2/B/NR
    B6              $2,573,667                                                        Subordinate              NR/NR/NR
=============================================================================================================================
  Total:          $856,858,767

(1) As described herein the Class A Certificates are subject to a Mandatory Auction Call (as described below).

(2) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3) WAL and Payment Window for the Class A Certificates are shown to the Auction Distribution Date.

(4) For every Distribution Date on or prior to the Auction Distribution Date (as described herein), the Class A Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Auction Distribution Date, the interest rate for the Class A Certificates will be equal to the Net WAC of the Mortgage Loans.






GREENWICH CAPITAL [LOGO]                                                       2
--------------------------------------------------------------------------------

        This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Depositor and
Master Servicer:         Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                Washington Mutual Bank, FA ("WMBFA").

Lead Manager:            Greenwich Capital Markets, Inc.

Co-Managers:             Keefe, Bruyette & Woods, Inc. and Sandler O'Neill &
                         Partners, L.P.

Dealer:                  WaMu Capital, a division of Washington Mutual Bank, FA.

Trustee:                 Bankers Trust Company of California, N.A.

Rating                   Agencies: Moody's, S&P and Fitch will rate the Senior
                         Certificates. Moody's and S&P will rate the Class
                         B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                         Certificates. The Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:            The Cut-off Date is December 1, 2001.

Expected Pricing Date:   On or about December [7], 2001.

Closing Date:            On or about December 14, 2001.

Distribution Date:       The 25th of each month (or if such day is not a
                         business day, the next succeeding business day),
                         commencing in January 2002.

Certificates:            The "Senior Certificates" will consist of the Class
                         A-1, Class A-2, Class A-3, Class A-4, Class A-5 (the
                         "Super Senior Certificates"), Class A-6 Certificates
                         (the "Senior Mezzanine Certificates", together with the
                         Super Senior Certificates, the "Class A Certificates")
                         and Class R Certificate. The "Subordinate Certificates"
                         will consist of the Class B-1, Class B-2, Class B-3,
                         Class B-4, Class B-5 and Class B-6 Certificates. The
                         Senior Certificates and the Subordinate Certificates
                         are collectively referred to herein as the
                         "Certificates". The Senior Certificates (the "Offered
                         Certificates") are being offered publicly.

Accrued Interest:        The Class A-1 and Class A-2 Certificates
                         settle flat. The Class A-3, Class A-4, Class A-5 and
                         Class A-6 Certificates settle with accrued interest.
                         The price to be paid by investors for the Class A-3,
                         Class A-4, Class A-5 and Class A-6 Certificates will
                         include accrued interest from the Cut-off Date up to,
                         but not including, the Closing Date (13 days).

Interest Accrual Period: The interest accrual period for the Class A-1 and Class
                         A-2 Certificates for a given Distribution Date will be the period beginning with the previous Distribution
                         Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on a 30/360 basis).

                         The interest accrual period with respect to the Class
                         A-3, Class A-4, Class A-5 and Class A-6 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution
                         Date occurs (on a 30/360 basis).

Registration:            The Offered Certificates will be made available in
                         book-entry form through DTC.


GREENWICH CAPITAL [LOGO]                                                       3
--------------------------------------------------------------------------------

        This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Federal Tax Treatment:   It is anticipated that the Class A Certificates will be
                         treated as REMIC regular interests for federal tax
                         income purposes. The Class R Certificate will be
                         treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:       The Class A Certificates are expected to be ERISA
                         eligible. Prospective investors should review with
                         their legal advisors whether the purchase and holding
                         of the Class A Certificates could give rise to a
                         transaction prohibited or not otherwise permissible
                         under ERISA, the Internal Revenue Code or other similar
                         laws. The Class R Certificates are not expected to be
                         ERISA eligible.

SMMEA Treatment:         The Senior Certificates are expected to constitute
                         "mortgage related securities" for purposes of SMMEA.

Auction Administrator:   Bankers Trust Company of California, N.A.

Mandatory Auction:       Five business days prior to the Distribution Date in
                         [October 2006] (the "Auction Distribution Date"), the
                         Auction Administrator will auction the Class A
                         Certificates to third-party investors. The proceeds of
                         the auction and amounts received from the Swap
                         Counterparty, if any, will be paid to the Auction
                         Administrator who will then distribute an amount equal
                         to the Par Price to the holders of the Class A
                         Certificates on the Auction Distribution Date. These
                         holders will be obligated to tender their respective
                         Certificates to the Auction Administrator.

                         The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction
                         Price.

Swap Counterparty:       Greenwich Capital Derivatives, Inc. The Royal Bank of
                         Scotland, Plc. ("RBS") will guarantee the obligations
                         of the Swap Counterparty under the swap contract. The
                         long-term debt obligations of RBS are rated "AA-" by
                         S&P, "AA" by Fitch and "Aa1" by Moody's.

Auction Price:           The price at which the Auction Administrator sells each
                         of the Class A Certificates to the third-party
                         investors.

Par Price:               With respect to each of the Class A-1 and Class A-2
                         Certificates, the principal balance of the related
                         Class A Certificates, after reducing the principal
                         balance of such Class A Certificates by principal
                         distributions and losses on the Auction Distribution
                         Date.

                         With respect to each of the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, the sum of (i) the principal balance of the related Class A
                         Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution
                         Date and (ii) accrued interest on such Class A
                         Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

Optional Termination:    The terms of the transaction allow for a termination of
                         the Offered Certificates which may be exercised once
                         the aggregate principal balance of the Mortgage Loans
                         is equal to or less than [5]% of the aggregate
                         principal balance of the Mortgage Loans as of the
                         Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.


GREENWICH CAPITAL [LOGO]                                                       4
--------------------------------------------------------------------------------

        This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Mortgage Loans:          As of the Cut-off Date, the aggregate principal balance
                         of the mortgage loans described herein is approximately
                         $758,695,858 (the "Initial Mortgage Loans"). The
                         Initial Mortgage Loans are non-convertible, adjustable
                         rate One Year CMT indexed mortgage loans with rate
                         adjustments occurring approximately 60 months after the
                         date of origination of each mortgage loan ("5/1 ARM").
                         The Initial Mortgage Loans are secured by first liens
                         on one- to four-family residential properties. See the
                         attached collateral descriptions for more information.

                         On or prior to the Closing Date, additional mortgage loans (having similar characteristics to the Initial
                         Mortgage Loans) with an aggregate principal balance of approximately $98,162,909, will be added to the Initial Mortgage Loans (the "Additional Mortgage
                         Loans," and together with the Initial Mortgage Loans, the "Mortgage Loans").

                         While it is anticipated that the characteristics of the Additional Mortgage Loans will be similar to the characteristics of the Initial Mortgage Loans, as shown herein, there is no guarantee that there will not be a variance.

                         On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $856,858,767, subject to an increase or decrease of 10%.

Statistical Information: The information related to the Initial Mortgage Loans described herein reflects information as of the Cut-off
                         Date. It is expected that prior to or on the Closing
                         Date, (i) the Additional Mortgage Loans will be added to the pool of mortgage loans and (ii) scheduled and unscheduled principal payments will reduce the principal balance of the Initial Mortgage Loans as of the Cut-off Date. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of 10% from amounts shown on the front cover hereof.

Credit Enhancement:      Senior/subordinate, shifting interest structure. The
                         credit enhancement information shown below is subject
                         to final rating agency approval.

                         Credit enhancement for the Super Senior Certificates will consist of the subordination of the Class A-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [6.50]% total subordination.

                         Credit enhancement for the Senior Mezzanine
                         Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.25]% total subordination.

Shifting Interest:       Until the first Distribution Date occurring after
                         December 2008, the Subordinate Certificates will be
                         locked out from receipt of unscheduled principal
                         (unless the Senior Certificates are paid down to zero
                         or the credit enhancement provided by the Subordinate
                         Certificates has doubled prior to such date as
                         described below). After such time and subject to
                         standard collateral performance triggers (as described
                         in the prospectus supplement), the Subordinate
                         Certificates will receive their increasing portions of
                         unscheduled principal.



GREENWICH CAPITAL [LOGO]                                                       5
--------------------------------------------------------------------------------

        This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


   The prepayment percentages on the Subordinate Certificates are as follows:

                         Periods:                                        Unscheduled Principal Payments (%)
                         --------                                        -----------------------------------
                         January 2002 - December 2008                       0% Pro Rata Share
                         January 2009 - December 2009                      30% Pro Rata Share
                         January 2010 - December 2010                      40% Pro Rata Share
                         January 2011 - December 2011                      60% Pro Rata Share
                         January 2012 - December 2012                      80% Pro Rata Share
                         January 2013 and after                           100% Pro Rata Share

                         Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates
                         (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the third anniversary of the Closing Date (subject to the performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments until the third anniversary of the Closing
                         Date.

                         Any principal not allocated to the Subordinate
                         Certificates will be allocated to the Senior
                         Certificates. In the event the current senior percentage (aggregate principal balance of the Senior
                         Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing
                         Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:         Any realized losses, other than excess losses, on the
                         Mortgage Loans will be allocated as follows: first, to
                         the Subordinate Certificates in reverse order of their
                         numerical Class designations, in each case until the
                         respective class principal balance has been reduced to
                         zero; second, to the Senior Mezzanine Certificates,
                         until its class principal balance has been reduced to
                         zero; and thereafter pro rata to the Super Senior
                         Certificates until each respective class principal
                         balance has been reduced to zero.

                         Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.



GREENWICH CAPITAL [LOGO]                                                       6
--------------------------------------------------------------------------------

        This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Certificates Priority of
Distributions:           Available funds from the Mortgage Loans will be
                         distributed in the following order of priority:

                         1) Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

                         2) Class R Certificate, principal, until its balance is reduced to zero;

                         3)  Concurrently:

                             (i) To the Class A-1 Certificates, 25.25% of principal,
                                 until the Class A-1 Certificate balance is reduced to zero;

                            (ii) To the Class A-2 Certificates, 74.75% of
                                 principal, until the Class A-1 Certificate balance is
                                 reduced to zero;

                         4) To the Class A-2, Class A-3 and Class A-4
                            Certificates, in sequential order, principal, until their respective balances are reduced to zero;

                         5) Concurrently, paid pro-rata, to the Class A-5 and
                            Class A-6 Certificates, principal, until their balances
                            are reduced to zero;

                         6) Class B-1, Class B-2 and Class B-3 Certificates, in
                            sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                         7) Class B-4, Class B-5 and Class B-6 Certificates, in
                            sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                         8) Class R Certificate, any remaining amount.


GREENWICH CAPITAL [LOGO]                                                       7
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



GREENWICH CAPITAL [LOGO]                                                       8
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A-1 to Mandatory Call
--------------------------------------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------------------------------------
Flat Price                       5% CPR          15% CPR         25% CPR          35% CPR         45% CPR
==============================================================================================================
100-00                            2.665           2.665           2.664            2.664           2.664
==============================================================================================================
WAL (yr)                          2.31            0.82             0.50            0.36            0.28
MDUR (yr)                         2.19            0.80             0.49            0.36            0.28
First Prin Pay                  01/25/02        01/25/02         01/25/02        01/25/02        01/25/02
Last Prin Pay                   08/25/06        07/25/03         11/25/02        08/25/02        06/25/02
--------------------------------------------------------------------------------------------------------------

Class A-2 to Mandatory Call
--------------------------------------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------------------------------------
Flat Price                       5% CPR          15% CPR         25% CPR          35% CPR         45% CPR
==============================================================================================================
100-00                            3.080           3.079           3.079            3.079           3.079
==============================================================================================================
WAL (yr)                          3.68            1.73             1.02            0.71            0.53
MDUR (yr)                         3.40            1.65             0.99            0.69            0.52
First Prin Pay                  01/25/02        01/25/02         01/25/02        01/25/02        01/25/02
Last Prin Pay                   10/25/06        05/25/05         12/25/03        04/25/03        12/25/02
--------------------------------------------------------------------------------------------------------------

Class A-3 to Mandatory Call
--------------------------------------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------------------------------------
Flat Price                       5% CPR          15% CPR         25% CPR          35% CPR         45% CPR
==============================================================================================================
100-00                            4.544           4.493           4.428            4.371           4.306
==============================================================================================================
WAL (yr)                          4.86            4.27             2.50            1.70            1.25
MDUR (yr)                         4.29            3.81             2.32            1.61            1.19
First Prin Pay                  10/25/06        05/25/05         12/25/03        04/25/03        12/25/02
Last Prin Pay                   10/25/06        10/25/06         12/25/04        12/25/03        06/25/03
--------------------------------------------------------------------------------------------------------------

Class A-4 to Mandatory Call
--------------------------------------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------------------------------------
Flat Price                       5% CPR          15% CPR         25% CPR          35% CPR         45% CPR
==============================================================================================================
100-00                            5.218           5.218           5.135            5.091           5.041
==============================================================================================================
WAL (yr)                          4.86            4.86             3.86            2.60            1.90
MDUR (yr)                         4.21            4.21             3.42            2.38            1.77
First Prin Pay                  10/25/06        10/25/06         12/25/04        12/25/03        06/25/03
Last Prin Pay                   10/25/06        10/25/06         10/25/06        02/25/05        04/25/04
--------------------------------------------------------------------------------------------------------------



GREENWICH CAPITAL [LOGO]                                                       9
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)


Class A-5 to Mandatory Call
--------------------------------------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------------------------------------
Flat Price                       5% CPR          15% CPR         25% CPR          35% CPR         45% CPR
==============================================================================================================
100-00                            5.241           5.241           5.241            5.204           5.170
==============================================================================================================
WAL (yr)                          4.86            4.86             4.86            4.40            3.62
MDUR (yr)                         4.21            4.21             4.21            3.84            3.21
First Prin Pay                  10/25/06        10/25/06         10/25/06        02/25/05        04/25/04
Last Prin Pay                   10/25/06        10/25/06         10/25/06        10/25/06        10/25/06
--------------------------------------------------------------------------------------------------------------

Class A-6 to Mandatory Call
--------------------------------------------------------------------------------------------------------------
Coupon
--------------------------------------------------------------------------------------------------------------
Flat Price                       5% CPR          15% CPR         25% CPR          35% CPR         45% CPR
==============================================================================================================
100-00                            5.342           5.342           5.342            5.304           5.269
==============================================================================================================
WAL (yr)                          4.86            4.86             4.86            4.40            3.62
MDUR (yr)                         4.19            4.19             4.19            3.83            3.21
First Prin Pay                  10/25/06        10/25/06         10/25/06        02/25/05        04/25/04
Last Prin Pay                   10/25/06        10/25/06         10/25/06        10/25/06        10/25/06
--------------------------------------------------------------------------------------------------------------


















GREENWICH CAPITAL [LOGO]                                                      10
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



                     WaMu Mortgage Pass-Through Certificates
                                 Series 2001-AR6



                               Marketing Materials



                            $22,706,000 (Approximate)




                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer


                           Washington Mutual Bank, FA
                                    Servicer



GREENWICH CAPITAL [LOGO]
-------------------------------------------------------------------------------

        This information is furnished to you solely by Greenwich Capital
       Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                             Prospectus Supplement.

Preliminary Term Sheet                         Date Prepared: December 6, 2001

            WaMu Mortgage Pass-Through Certificates, Series 2001-AR6
             $22,706,000 (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
               Adjustable Rate Residential Mortgage Loans

========================================================================================================================
          Principal (1)                          Pmt Window
             Amount            WAL (Yrs)           (Mths)          Interest                            Expected Ratings
  Class     (Approx.)      To Roll/Mat (2)     To Roll/Mat (2)    Rate Type      Tranche Type           Moody's and S&P
  -----     ---------      ----------------    ---------------    ----------     -------------          ---------------
    B1        $11,139,000      4.32/5.96         1-59/1-359           (3)         Subordinate               Aa2/AA
    B2         $7,283,000      4.32/5.96         1-59/1-359           (3)         Subordinate                A2/A
    B3         $4,284,000      4.32/5.96         1-59/1-359           (3)         Subordinate              Baa2/BBB
------------------------------------------------------------------------------------------------------------------------
    B4         $1,713,000                                                         Subordinate               Ba2/BB
    B5           $856,000          Information Not Provided Hereby.               Subordinate                B2/B
    B6         $2,573,667                                                         Subordinate                NR/NR
========================================================================================================================
  Total:      $22,706,000

(1) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.
(2) WAL and Payment Window for the Class B-1, Class B-2 and Class B-3 Certificates are shown to the Weighted Average Roll Date (as defined herein) and to maturity.
(3) For every Distribution Date, the Class B-1, Class B-2 and Class B-3 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                  Washington Mutual Bank, FA ("WMBFA").

Lead Manager:              Greenwich Capital Markets, Inc.

Dealer:                    WaMu Capital, a division of Washington Mutual Bank, FA.

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           Moody's, S&P and Fitch will rate the Senior Certificates.
                           Moody's and S&P will rate the Class B-1, Class B-2,
                           Class B-3, Class B-4 and Class B-5 Certificates. The
                           Class B-6 Certificates will not be rated. It is expected
                           that the Certificates will be assigned the credit ratings
                           on page 2 of this Preliminary Term Sheet.

Cut-off Date:              The Cut-off Date is December 1, 2001.


GREENWICH CAPITAL [LOGO]                                                      2
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


        This information is furnished to you solely by Greenwich Capital
       Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                             Prospectus Supplement.



Expected Pricing Date:     On or about December [7], 2001.

Closing Date:              On or about December 14, 2001.

Distribution Date:         The 25th of each month (or if such day is not a business
                           day, the next succeeding business day), commencing in
                           January 2002.

Certificates:              The Class B-1, Class B-2 and Class B-3 Certificates (the
                           "Offered Certificates") are  being offered publicly.

                           The "Senior Certificates" will consist of the Class
                           A-1, Class A-2, Class A-3, Class A-4, Class A-5 (the
                           "Super Senior Certificates"), Class A-6 Certificates
                           (the "Senior Mezzanine Certificates", together with the Super Senior Certificates, the "Class A
                           Certificates") and Class R Certificate. The
                           "Subordinate Certificates" will consist of the Class
                           B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
                           Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:          The Offered Certificates will settle with accrued interest.
                           The price to be paid by investors for the Offered
                           Certificates will include accrued interest from the Cut-off
                           Date up to, but not including, the Closing Date (13 days).

Interest Accrual Period:   The interest accrual period with respect to all the Offered
                           Certificates for a given Distribution Date will be the
                           calendar month preceding the month in which such
                           Distribution Date occurs (on a 30/360 basis).

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates will be
                           treated as REMIC regular interests for federal tax income
                           purposes.

ERISA Eligibility:         The Offered Certificates are expected to be ERISA eligible.
                           Prospective investors should review with their legal
                           advisors whether the purchase and holding of the Offered
                           Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue
                           Code or other similar laws.

SMMEA Treatment:           The Class B-1 Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA. The
                           Class B-2 and Class B-3 Certificates will not to constitute
                           "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for a termination of the
                           Certificates, which may be exercised once the aggregate
                           principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage
                           Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:                 The Distribution Date in November 2006.

Pricing Prepayment         The Offered Certificates will be priced to a prepayment
Speed:                     speed of [25]% CPR.


GREENWICH CAPITAL [LOGO]                                                      3
-------------------------------------------------------------------------------

        This information is furnished to you solely by Greenwich Capital
       Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                             Prospectus Supplement.


Mortgage Loans:            As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately
                           $758,695,858 (the "Initial Mortgage Loans"). The Initial
                           Mortgage Loans are non-convertible, adjustable rate One Year
                           CMT indexed mortgage loans with rate adjustments occurring approximately 60 months after the date of origination of
                           each mortgage loan ("5/1 ARM"). The Initial Mortgage Loans are secured by first liens on one- to four-family
                           residential properties. See the attached collateral
                           descriptions for more information.

                           On or prior to the Closing Date, additional mortgage loans (having similar characteristics to the Initial
                           Mortgage Loans) with an aggregate principal balance of approximately $98,162,909, will be added to the Initial Mortgage Loans (the "Additional Mortgage
                           Loans," and together with the Initial Mortgage Loans, the "Mortgage Loans").

                           While it is anticipated that the characteristics of the Additional Mortgage Loans will be similar to the characteristics of the Initial Mortgage Loans, as shown herein, there is no guarantee that there will not be a variance.

                           On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $856,858,767, subject to an increase or decrease of 10%.

Statistical Information:   The information related to the Initial Mortgage Loans
                           described herein reflects information as of the Cut-off
                           Date. It is expected that prior to or on the Closing Date,
                           (i) the Additional Mortgage Loans will be added to the pool of mortgage loans and (ii) scheduled and unscheduled
                           principal payments will reduce the principal balance of the
                           Initial Mortgage Loans as of the Cut-off Date. Consequently,
                           the initial principal balance of any of the Offered
                           Certificates by the Closing Date is subject to an increase or decrease of 10% from amounts shown on the front cover
                           hereof.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final
                           rating agency approval.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                           Certificates, initially [1.95]% total subordination.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.10]% total subordination.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially
                           [0.60]% total subordination.


GREENWICH CAPITAL [LOGO]                                                       4
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



        This information is furnished to you solely by Greenwich Capital
       Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                             Prospectus Supplement.



Shifting Interest:         Until the first Distribution Date occurring after December
                           2008, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior
                           Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and
                           subject to standard collateral performance triggers (as
                           described in the prospectus supplement), the Subordinate
                           Certificates will receive their increasing portions of
                           unscheduled principal.

                           The prepayment percentages on the Subordinate Certificates are as follows:

                           Periods:                        Unscheduled Principal Payments (%)
                           --------                        ----------------------------------
                           January 2002 - December 2008           0% Pro Rata Share
                           January 2009 - December 2009          30% Pro Rata Share
                           January 2010 - December 2010          40% Pro Rata Share
                           January 2011 - December 2011          60% Pro Rata Share
                           January 2012 - December 2012          80% Pro Rata Share
                           January 2013 and after               100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates
                           (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the third anniversary of the Closing Date (subject to the performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments until the third anniversary of the Closing
                           Date.

                           Any principal not allocated to the Subordinate
                           Certificates will be allocated to the Senior
                           Certificates. In the event the current senior percentage (aggregate principal balance of the Senior
                           Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing
                           Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first, to the
                           Subordinate Certificates in reverse order of their numerical
                           Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the
                           Senior Mezzanine Certificates, until its class principal
                           balance has been reduced to zero; and thereafter pro rata to the Super Senior Certificates until each respective class
                           principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.





GREENWICH CAPITAL [LOGO]                                                      5
-------------------------------------------------------------------------------

        This information is furnished to you solely by Greenwich Capital
       Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                             Prospectus Supplement.



Certificates
Priority of
Distributions:      Available funds from the Mortgage Loans will be
                    distributed in the following order of priority:

                    1. Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

                    2. Class R Certificate, principal, until its balance is reduced to zero;

                    3.   Concurrently:

                         (i)  To the Class A-1 Certificates, 25.25% of principal,
                              until the Class A-1 Certificate balance is reduced to
                              zero;

                         (ii) To the Class A-2 Certificates, 74.75% of principal,
                              until the Class A-1 Certificate balance is reduced to
                              zero;

                    4. To the Class A-2, Class A-3 and Class A-4 Certificates, in sequential order, principal, until their respective balances are reduced to zero;

                    5.   Concurrently, paid pro-rata, to the Class A-5 and Class
                         A-6 Certificates, principal, until their balances are reduced to zero;

                    6. Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

                    7. Class B-1 Certificates, principal allocable to such Class;

                    8. Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

                    9. Class B-2 Certificates, principal allocable to such Class;

                   10. Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

                   11. Class B-3 Certificates, principal allocable to such Class;

                   12. Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                   13.   Class R Certificate, any remaining amount.



GREENWICH CAPITAL [LOGO]                                                      6
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




                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



GREENWICH CAPITAL [LOGO]                                                       7
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



 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.


                                Yield Tables (%)


Class B-1 to Weighted Average Roll
----------------------------------------------------------------------------------------------------------------
Coupon
----------------------------------------------------------------------------------------------------------------
Flat Price                        5% CPR           15% CPR          25% CPR           35% CPR           45% CPR
================================================================================================================
100-20+                           5.671             5.671            5.646             5.615             5.568
================================================================================================================
 WAL (yr)                          4.89             4.86              4.32             3.81              3.26
 MDUR (yr)                         4.15             4.13              3.71             3.31              2.87
 First Prin Pay                  01/25/02         01/25/02          01/25/02         01/25/02          01/25/02
 Last Prin Pay                   11/25/06         11/25/06          11/25/06         11/25/06          11/25/06
----------------------------------------------------------------------------------------------------------------

Class B-2 to Weighted Average Roll
----------------------------------------------------------------------------------------------------------------
Coupon
----------------------------------------------------------------------------------------------------------------
Flat Price                        5% CPR           15% CPR          25% CPR           35% CPR           45% CPR
================================================================================================================
99-16+                            5.942             5.943            5.949             5.954             5.960
================================================================================================================
 WAL (yr)                          4.89             4.86              4.32             3.81              3.26
 MDUR (yr)                         4.14             4.12              3.70             3.30              2.86
 First Prin Pay                  01/25/02         01/25/02          01/25/02         01/25/02          01/25/02
 Last Prin Pay                   11/25/06         11/25/06          11/25/06         11/25/06          11/25/06
----------------------------------------------------------------------------------------------------------------

Class B-3 to Weighted Average Roll
----------------------------------------------------------------------------------------------------------------
Coupon
----------------------------------------------------------------------------------------------------------------
Flat Price                        5% CPR           15% CPR          25% CPR           35% CPR           45% CPR
================================================================================================================
97-28                             6.343             6.346            6.397             6.457             6.541
================================================================================================================
 WAL (yr)                          4.89             4.86              4.32             3.81              3.26
 MDUR (yr)                         4.13             4.11              3.69             3.29              2.84
 First Prin Pay                  01/25/02         01/25/02          01/25/02         01/25/02          01/25/02
 Last Prin Pay                   11/25/06         11/25/06          11/25/06         11/25/06          11/25/06
----------------------------------------------------------------------------------------------------------------




GREENWICH CAPITAL [LOGO]                                                       8
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


 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.


                                Yield Tables (%)


Class B-1 to Maturity
-----------------------------------------------------------------------------------------------------------------
Coupon
-----------------------------------------------------------------------------------------------------------------
Flat Price                        5% CPR           15% CPR          25% CPR           35% CPR           45% CPR
=================================================================================================================
100-20+                           4.867             5.133            5.355             5.455             5.488
=================================================================================================================
 WAL (yr)                         16.18             9.42              5.96             4.52              3.55
 MDUR (yr)                        10.15             6.82              4.73             3.77              3.07
 First Prin Pay                  01/25/02         01/25/02          01/25/02         01/25/02          01/25/02
 Last Prin Pay                   11/25/31         11/25/31          11/25/31         11/25/31          11/25/31
-----------------------------------------------------------------------------------------------------------------

Class B-2 to Maturity
-----------------------------------------------------------------------------------------------------------------
Coupon
-----------------------------------------------------------------------------------------------------------------
Flat Price                        5% CPR           15% CPR          25% CPR           35% CPR           45% CPR
=================================================================================================================
99-16+                            4.978             5.298            5.592             5.753             5.855
=================================================================================================================
 WAL (yr)                         16.18             9.42              5.96             4.52              3.55
 MDUR (yr)                        10.09             6.78              4.71             3.75              3.05
 First Prin Pay                  01/25/02         01/25/02          01/25/02         01/25/02          01/25/02
 Last Prin Pay                   11/25/31         11/25/31          11/25/31         11/25/31          11/25/31
-----------------------------------------------------------------------------------------------------------------

Class B-3 to Maturity
-----------------------------------------------------------------------------------------------------------------
Coupon
-----------------------------------------------------------------------------------------------------------------
Flat Price                        5% CPR           15% CPR          25% CPR           35% CPR           45% CPR
=================================================================================================================
97-28                             5.143             5.543            5.946             6.197             6.401
=================================================================================================================
 WAL (yr)                         16.18             9.42              5.96             4.52              3.55
 MDUR (yr)                        10.00             6.73              4.67             3.72              3.03
 First Prin Pay                  01/25/02         01/25/02          01/25/02         01/25/02          01/25/02
 Last Prin Pay                   11/25/31         11/25/31          11/25/31         11/25/31          11/25/31
-----------------------------------------------------------------------------------------------------------------




GREENWICH CAPITAL [LOGO]                                                      9
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


    The information contained herein has been prepared solely for the use of
     Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2001-AR6
                             As of the Cut-off Date


                                                                                 % of Aggregate
                                                        Principal Balance     Principal Balance
                                         Number of      Outstanding as of     Outstanding as of
TOP 50 PROP ZIP (CA)                Mortgage Loans       the Cut-off Date      the Cut-off Date
---------------------------------  ---------------  ---------------------  --------------------
 90210  Beverly Hills, CA                        4           4,916,000.00                  3.07
 94010  Burlingame, CA                           4           4,872,500.00                  3.04
 90272  Pacific Palisades, CA                    4           4,545,100.00                  2.84
 95030  Los Gatos, CA                            3           3,980,500.00                  2.48
 94957  Ross, CA                                 3           3,792,000.00                  2.37
 94920  Belvedere Tiburon, CA                    3           3,571,800.00                  2.23
 92660  Newport Beach, CA                        3           3,410,002.00                  2.13
 94027  Atherton, CA                             3           3,361,000.00                  2.10
 94901  San Rafael, CA                           3           3,227,800.00                  2.01
 95070  Saratoga, CA                             3           3,001,150.00                  1.87
 94022  Los Altos, CA                            2           2,994,100.00                  1.87
 93950  Pacific Grove, CA                        2           2,847,000.00                  1.78
 93101  Santa Barbara, CA                        2           2,610,000.00                  1.63
 92677  Laguna Niguel, CA                        2           2,585,000.00                  1.61
 92260  Palm Desert, CA                          2           2,570,000.00                  1.60
 94301  Palo Alto, CA                            2           2,501,000.00                  1.56
 94062  Redwood City, CA                         2           2,499,500.00                  1.56
 94025  Menlo Park, CA                           2           2,200,000.00                  1.37
 94563  Orinda, CA                               2           2,189,000.00                  1.37
 94904  Greenbrae, CA                            2           2,168,300.00                  1.35
 92067  Rancho Santa FE, CA                      2           2,105,000.00                  1.31
 90265  Malibu, CA                               2           2,090,769.21                  1.30
 95404  Santa Rosa, CA                           2           2,036,000.00                  1.27
 91302  Calabasas, CA                            2           2,000,200.00                  1.25
 92782  Tustin, CA                               1           1,500,000.00                  0.94
 92607  Laguna Niguel, CA                        1           1,500,000.00                  0.94
 93110  Santa Barbara, CA                        1           1,500,000.00                  0.94
 94618  Oakland, CA                              1           1,499,000.00                  0.94
 93108  Santa Barbara, CA                        1           1,497,000.00                  0.93
 91316  Encino, CA                               1           1,445,000.00                  0.90


GREENWICH CAPITAL [LOGO]                                                      1
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of
     Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                    % of Aggregate
                                                           Principal Balance     Principal Balance
                                             Number of     Outstanding as of     Outstanding as of
TOP 50 PROP ZIP (CA)                    Mortgage Loans      the Cut-off Date      the Cut-off Date
------------------------------------  ----------------  --------------------  --------------------
 92118  Coronado, CA                                 1          1,365,000.00                  0.85
 95003  Aptos, CA                                    1          1,250,000.00                  0.78
 94528  Diablo, CA                                   1          1,250,000.00                  0.78
 93105  Santa Barbara, CA                            1          1,250,000.00                  0.78
 91101  Pasadena, CA                                 1          1,202,500.00                  0.75
 94127  San Francisco, CA                            1          1,200,000.00                  0.75
 90254  Hermosa Beach, CA                            1          1,190,000.00                  0.74
 92064  Poway, CA                                    1          1,100,000.00                  0.69
 94611  Oakland, CA                                  1          1,100,000.00                  0.69
 94526  Danville, CA                                 1          1,100,000.00                  0.69
 94024  Los Altos, CA                                1          1,100,000.00                  0.69
 94903  San Rafael, CA                               1          1,100,000.00                  0.69
 95448  Healdsburg, CA                               1          1,100,000.00                  0.69
 90027  Los Angeles, CA                              1          1,100,000.00                  0.69
 90277  Redondo Beach, CA                            1          1,100,000.00                  0.69
 94133  San Francisco, CA                            1          1,100,000.00                  0.69
 94970  Stinson Beach, CA                            1          1,100,000.00                  0.69
 94506  Danville, CA                                 1          1,092,500.00                  0.68
 94941  Mill Valley, CA                              1          1,091,900.00                  0.68
 94101  San Francisco, CA                            1          1,063,900.00                  0.66




GREENWICH CAPITAL [LOGO]                                                      2
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of
     Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2001-AR6
                             As of the Cut-off Date


                                                                                % of Aggregate
                                                       Principal Balance     Principal Balance
                                        Number of      Outstanding as of     Outstanding as of
NORTH/SOUTH CA BREAKOUT:           Mortgage Loans       the Cut-off Date      the Cut-off Date
---------------------------------  --------------      -----------------     -----------------
 CA-NORTH                                     464         289,104,462.21                 38.11
 CA-SOUTH                                     301         194,441,921.25                 25.63
 OUTSIDE CA                                   517         275,149,474.98                 36.27
---------------------------------  --------------      -----------------     -----------------
Total                                       1,282         758,695,858.44                100.00
=================================  ==============      =================     =================



GREENWICH CAPITAL [LOGO]                                                     1
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2001-AR6
                             As of the Cut-off Date


TOTAL CURRENT BALANCE:                         $257,670,671
NUMBER OF LOANS:                                        374

                                                                               Minimum                  Maximum
AVG CURRENT BALANCE:                            $688,959.01                $282,000.00            $1,500,000.00
AVG ORIGINAL BALANCE:                           $690,127.97                $282,000.00            $1,500,000.00

WAVG LOAN RATE:                                       6.302%                     5.500%                   8.875%
WAVG GROSS MARGIN:                                    2.749%                     2.600%                   2.875%
WAVG MAXIMUM LOAN RATE:                              11.325%                    10.500%                  13.875%
WAVG PERIODIC RATE CAP:                               2.000%                     2.000%                   2.000%
WAVG FIRST RATE CAP:                                  5.000%                     5.000%                   5.000%

WAVG ORIGINAL LTV:                                    61.10%                     20.02%                   80.00%

WAVG CREDIT SCORE:                                      740                        628                      809

WAVG ORIGINAL TERM:                                     360 months                 360 months               360 months
WAVG REMAINING TERM:                                    359 months                 342 months               360 months
WAVG SEASONING:                                           1 months                   0 months                18 months

WAVG NEXT RATE RESET:                                    59 months                  42 months                60 months
WAVG RATE ADJ FREQ:                                      12 months                  12 months                12 months
WAVG FIRST RATE ADJ FREQ:                                60 months                  60 months                60 months

TOP STATE CONC ($):                      78.37% California, 3.55% Washington, 2.85% New York
MAXIMUM ZIP CODE CONC ($):               3.09% 90272 (Pacific Palisades, CA)

FIRST PAY DATE:                                                           Jul 01, 2000             Jan 01, 2002
RATE CHANGE DATE:                                                         Jun 01, 2005             Dec 01, 2006
MATURE DATE:                                                              Jun 01, 2030             Dec 01, 2031



GREENWICH CAPITAL [LOGO]                                                     1
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                % of Aggregate
                                                         Principal Balance   Principal Balance
                                            Number of    Outstanding as of   Outstanding as of
INDEX:                                 Mortgage Loans     the Cut-off Date    the Cut-off Date
------------------------------------- ----------------   ------------------  -----------------
 1 YR CMT                                         374       257,670,670.89              100.00
------------------------------------- ----------------   ------------------  ------------------
Total                                             374       257,670,670.89              100.00
===================================== ================   ==================  ==================

                                                                                % of Aggregate
                                                         Principal Balance   Principal Balance
                                            Number of    Outstanding as of   Outstanding as of
PRODUCT:                               Mortgage Loans     the Cut-off Date    the Cut-off Date
------------------------------------- -----------------  ------------------  ------------------
 5/1 Hybrid                                       374       257,670,670.89              100.00
------------------------------------- -----------------  ------------------  ------------------
Total                                             374       257,670,670.89              100.00
===================================== =================  ==================  ==================

                                                                                % of Aggregate
                                                         Principal Balance   Principal Balance
                                            Number of    Outstanding as of   Outstanding as of
DELINQUENCY:                           Mortgage Loans     the Cut-off Date    the Cut-off Date
------------------------------------- ----------------  ------------------  -------------------
 Current                                          374       257,670,670.89              100.00
------------------------------------- ----------------   ------------------ -------------------
Total                                             374       257,670,670.89              100.00
===================================== ================   ================== ===================


GREENWICH CAPITAL [LOGO]                                                     2
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                % of Aggregate
                                                         Principal Balance   Principal Balance
                                            Number of    Outstanding as of   Outstanding as of
CURRENT BALANCE ($):                   Mortgage Loans     the Cut-off Date    the Cut-off Date
-------------------------------------  --------------    -----------------   ------------------
   282,000.00 -   300,000.00                       16         4,720,073.75                1.83
   300,000.01 -   400,000.00                       70        25,007,035.43                9.71
   400,000.01 -   500,000.00                       51        22,991,020.84                8.92
   500,000.01 -   600,000.00                       42        23,787,706.42                9.23
   600,000.01 -   700,000.00                       42        27,273,830.44               10.58
   700,000.01 -   800,000.00                       23        17,374,012.33                6.74
   800,000.01 -   900,000.00                       31        26,670,543.00               10.35
   900,000.01 - 1,000,000.00                       29        27,861,817.72               10.81
 1,000,000.01 - 1,100,000.00                       40        41,671,430.96               16.17
 1,100,000.01 - 1,200,000.00                        6         6,896,200.00                2.68
 1,200,000.01 - 1,300,000.00                        6         7,462,500.00                2.90
 1,300,000.01 - 1,400,000.00                        6         8,128,000.00                3.15
 1,400,000.01 - 1,500,000.00                       12        17,826,500.00                6.92
-------------------------------------- ---------------  -------------------  ------------------
Total                                             374       257,670,670.89              100.00
====================================== ===============  ===================  ==================


                                                                                % of Aggregate
                                                         Principal Balance   Principal Balance
                                            Number of    Outstanding as of   Outstanding as of
LOAN RATE (%):                         Mortgage Loans     the Cut-off Date    the Cut-off Date
-------------------------------------- --------------    -----------------   ------------------
  5.500 - 5.500                                     1         1,312,500.00                0.51
  5.501 - 6.000                                    39        32,862,967.67               12.75
  6.001 - 6.500                                   281       196,822,221.98               76.39
  6.501 - 7.000                                    43        22,514,312.58                8.74
  7.001 - 7.500                                     2           575,935.34                0.22
  7.501 - 8.000                                     4         1,581,670.30                0.61
  8.001 - 8.500                                     2         1,303,325.68                0.51
  8.501 - 8.875                                     2           697,737.34                0.27
-------------------------------------- ---------------   ------------------- -------------------
Total                                             374       257,670,670.89              100.00
====================================== ================  =================== ===================

GREENWICH CAPITAL [LOGO]                                                     3
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                % of Aggregate
                                                        Principal Balance    Principal Balance
                                           Number of    Outstanding as of    Outstanding as of
GROSS MARGIN (%):                     Mortgage Loans     the Cut-off Date     the Cut-off Date
------------------------------------ ----------------  -------------------  -------------------
  2.600                                            2           921,750.00                 0.36
  2.625                                            1           375,898.48                 0.15
  2.750                                          370       256,066,788.57                99.38
  2.875                                            1           306,233.84                 0.12
------------------------------------ ----------------  -------------------  -------------------
Total                                            374       257,670,670.89               100.00
==================================== ================  ===================  ===================

                                                                                % of Aggregate
                                                        Principal Balance    Principal Balance
                                           Number of    Outstanding as of    Outstanding as of
MAXIMUM LOAN RATE (%):                Mortgage Loans     the Cut-off Date     the Cut-off Date
------------------------------------ ----------------  -------------------  -------------------
 10.500 - 10.500                                   1         1,312,500.00                 0.51
 10.501 - 11.000                                  34        27,711,217.67                10.75
 11.001 - 11.500                                 274       193,896,808.57                75.25
 11.501 - 12.000                                  55        30,525,709.83                11.85
 12.001 - 12.500                                   3           947,935.34                 0.37
 12.501 - 13.000                                   3         1,275,436.46                 0.49
 13.001 - 13.500                                   2         1,303,325.68                 0.51
 13.501 - 13.875                                   2           697,737.34                 0.27
------------------------------------ ----------------  -------------------  -------------------
Total                                            374       257,670,670.89               100.00
==================================== ================  ===================  ===================

                                                                                % of Aggregate
                                                        Principal Balance    Principal Balance
                                           Number of    Outstanding as of    Outstanding as of
REMAINING TERM (Months):              Mortgage Loans     the Cut-off Date     the Cut-off Date
------------------------------------ ----------------  -------------------  -------------------
 342 - 342                                         1           375,898.48                 0.15
 343 - 348                                         7         3,151,934.95                 1.22
 349 - 354                                         1           347,456.73                 0.13
 355 - 360                                       365       253,795,380.73                98.50
------------------------------------ ----------------  -------------------  -------------------
Total                                            374       257,670,670.89               100.00
==================================== ================  ===================  ===================

GREENWICH CAPITAL [LOGO]                                                    4
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                        Principal Balance     Principal Balance
                                           Number of    Outstanding as of     Outstanding as of
RATE CHANGE DATE:                     Mortgage Loans     the Cut-off Date      the Cut-off Date
------------------------------------- ---------------    -----------------    ------------------
 06/01/05                                          1           375,898.48                  0.15
 07/01/05                                          2           628,072.70                  0.24
 08/01/05                                          2           845,370.19                  0.33
 09/01/05                                          2         1,288,113.73                  0.50
 10/01/05                                          1           390,378.33                  0.15
 01/01/06                                          1           347,456.73                  0.13
 07/01/06                                          1           283,378.50                  0.11
 09/01/06                                          1           449,140.84                  0.17
 10/01/06                                         12         7,985,632.32                  3.10
 11/01/06                                        338       237,184,229.07                 92.05
 12/01/06                                         13         7,893,000.00                  3.06
------------------------------------- ---------------  -------------------  --------------------
Total                                            374       257,670,670.89                100.00
===================================== ===============  ===================  ====================

                                                                                 % of Aggregate
                                                        Principal Balance     Principal Balance
                                           Number of    Outstanding as of     Outstanding as of
ORIGINAL LTV (%):                     Mortgage Loans     the Cut-off Date      the Cut-off Date
------------------------------------- ---------------    -----------------   -------------------
  20.02 - 25.00                                    5         4,137,658.75                  1.61
  25.01 - 30.00                                    9         8,526,500.00                  3.31
  30.01 - 35.00                                    8         7,757,000.00                  3.01
  35.01 - 40.00                                   10         6,576,000.00                  2.55
  40.01 - 45.00                                   11        10,227,900.00                  3.97
  45.01 - 50.00                                   28        24,721,200.00                  9.59
  50.01 - 55.00                                   23        15,795,248.57                  6.13
  55.01 - 60.00                                   28        20,404,998.22                  7.92
  60.01 - 65.00                                   46        35,897,467.71                 13.93
  65.01 - 70.00                                   71        53,560,769.50                 20.79
  70.01 - 75.00                                   84        45,846,711.63                 17.79
  75.01 - 80.00                                   51        24,219,216.51                  9.40
------------------------------------- ---------------  -------------------  --------------------
Total                                            374       257,670,670.89                100.00
===================================== ===============  ===================  ====================

GREENWICH CAPITAL [LOGO]                                                     5
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                  % of Aggregate
                                                         Principal Balance     Principal Balance
                                             Number of   Outstanding as of     Outstanding as of
CREDIT SCORE:                           Mortgage Loans    the Cut-off Date     the Cut-off Date
--------------------------------------  ---------------  ------------------   -------------------
 N/A                                                10        8,013,988.41                  3.11
 601 - 650                                           3        1,467,713.69                  0.57
 651 - 700                                          34       25,619,463.78                  9.94
 701 - 750                                         199      130,984,656.21                 50.83
 751 - 800                                         124       88,000,848.80                 34.15
 801 - 809                                           4        3,584,000.00                  1.39
--------------------------------------  --------------  ------------------  --------------------
Total                                              374      257,670,670.89                100.00
======================================  ==============  ==================  ====================


                                                                                  % of Aggregate
                                                         Principal Balance     Principal Balance
                                             Number of   Outstanding as of     Outstanding as of
AMORTIZATION:                           Mortgage Loans    the Cut-off Date      the Cut-off Date
--------------------------------------  ---------------  ------------------   -------------------
 Interest Only                                     325      233,655,439.65                 90.68
 Fully Amortizing                                   49       24,015,231.24                  9.32
--------------------------------------  ---------------  -----------------    ------------------
Total                                              374      257,670,670.89                100.00
======================================  ===============  =================    ===================

                                                                                  % of Aggregate
                                                         Principal Balance     Principal Balance
                                             Number of   Outstanding as of     Outstanding as of
DOCUMENTATION:                          Mortgage Loans    the Cut-off Date      the Cut-off Date
--------------------------------------  --------------  ------------------    -------------------
 Reduced Documentation                             374      257,670,670.89                100.00
--------------------------------------  --------------  ------------------    --------------------
Total                                              374      257,670,670.89                100.00
======================================  ==============  ==================    ====================



                                                                                  % of Aggregate
                                                         Principal Balance     Principal Balance
                                             Number of   Outstanding as of     Outstanding as of
OCCUPANCY:                              Mortgage Loans    the Cut-off Date      the Cut-off Date
--------------------------------------  --------------  ------------------    -------------------
 Primary                                           363      252,625,970.89                 98.04
 Second Home                                        11        5,044,700.00                  1.96
--------------------------------------  --------------- ------------------    -------------------
Total                                              374      257,670,670.89                100.00
======================================  =============== ==================    ===================


GREENWICH CAPITAL [LOGO]                                                    6
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                         Principal Balance    Principal Balance
                                             Number of   Outstanding as of    Outstanding as of
PROPERTY TYPE:                          Mortgage Loans    the Cut-off Date     the Cut-off Date
--------------------------------------  --------------  ------------------    -------------------
 Single Family                                     345      243,073,953.14                94.34
 Condominium                                        28       13,986,717.75                 5.43
 2-4 Family                                          1          610,000.00                 0.24
--------------------------------------  --------------  ------------------    ------------------
Total                                              374      257,670,670.89               100.00
======================================  ==============  ==================    ==================


                                                                                 % of Aggregate
                                                         Principal Balance    Principal Balance
                                            Number of    Outstanding as of    Outstanding as of
PURPOSE:                               Mortgage Loans     the Cut-off Date     the Cut-off Date
-------------------------------------  --------------   ------------------    -------------------
 Cash Out Refinance                                166      117,749,657.98                45.70
 Rate/Term Refinance                               141       99,161,849.05                38.48
 Purchase                                           67       40,759,163.86                15.82
-------------------------------------  ----------------  -----------------    ------------------
Total                                              374      257,670,670.89               100.00
=====================================  ================  =================    ==================


GREENWICH CAPITAL [LOGO]                                                    7
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                 % of Aggregate
                                                        Principal Balance     Principal Balance
                                            Number of   Outstanding as of     Outstanding as of
STATES:                                Mortgage Loans    the Cut-off Date      the Cut-off Date
-------------------------------------  --------------   -------------------    -------------------
 Arizona                                            7        3,669,898.48                  1.42
 California                                       277      201,927,629.69                 78.37
 Colorado                                          11        4,322,397.12                  1.68
 Connecticut                                        8        5,506,708.75                  2.14
 Florida                                            5        3,566,849.84                  1.38
 Georgia                                            1          405,000.00                  0.16
 Illinois                                           4        1,817,250.00                  0.71
 Maryland                                           7        4,860,000.00                  1.89
 Massachusetts                                      8        5,113,750.00                  1.98
 Michigan                                           2          981,500.00                  0.38
 Missouri                                           1        1,115,000.00                  0.43
 Nevada                                             1          396,750.00                  0.15
 New Jersey                                         6        2,150,500.00                  0.83
 New York                                          11        7,337,733.84                  2.85
 North Carolina                                     1          294,000.00                  0.11
 Oregon                                             3        1,225,000.00                  0.48
 Pennsylvania                                       2        1,511,200.00                  0.59
 Rhode Island                                       1          449,140.84                  0.17
 Texas                                              1          750,512.33                  0.29
 Virginia                                           2        1,125,000.00                  0.44
 Washington                                        15        9,144,850.00                  3.55
-------------------------------------  --------------   -----------------      ----------------
Total                                             374      257,670,670.89                100.00
=====================================  ==============   =================      ================


                                                                                 % of Aggregate
                                                        Principal Balance     Principal Balance
                                            Number of   Outstanding as of     Outstanding as of
NORTH/SOUTH CA BREAKOUT:               Mortgage Loans    the Cut-off Date      the Cut-off Date
-------------------------------------  --------------   ------------------    -------------------
 CA-NORTH                                         133       95,618,138.39                 37.11
 CA-SOUTH                                         144      106,309,491.30                 41.26
 OUTSIDE CA                                        97       55,743,041.20                 21.63
-------------------------------------  --------------   -----------------    ------------------
Total                                             374      257,670,670.89                100.00
=====================================  ==============   =================    ==================


GREENWICH CAPITAL [LOGO]                                                    8
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2001-AR6
                             As of the Cut-off Date

TOTAL CURRENT BALANCE:                      $11,188,454
NUMBER OF LOANS:                                     24

                                                                         Minimum                 Maximum
AVG CURRENT BALANCE:                        $466,185.58              $281,961.36             $743,337.78
AVG ORIGINAL BALANCE:                       $469,256.25              $288,000.00             $750,000.00

WAVG LOAN RATE:                                   7.411%                   6.125%                  9.125%
WAVG GROSS MARGIN:                                2.750%                   2.750%                  2.750%
WAVG MAXIMUM LOAN RATE:                          12.426%                  11.125%                 13.750%
WAVG PERIODIC RATE CAP:                           2.000%                   2.000%                  2.000%
WAVG FIRST RATE CAP:                              5.000%                   5.000%                  5.000%

WAVG ORIGINAL LTV:                                72.95%                   55.74%                  95.00%

WAVG CREDIT SCORE:                                  593                      535                     619

WAVG ORIGINAL TERM:                                 360 months               360 months              360 months
WAVG REMAINING TERM:                                351 months               341 months              360 months
WAVG SEASONING:                                       9 months                 0 months               19 months

WAVG NEXT RATE RESET:                                51 months                41 months               60 months
WAVG RATE ADJ FREQ:                                  12 months                12 months               12 months
WAVG FIRST RATE ADJ FREQ:                            60 months                60 months               60 months

TOP STATE CONC ($):                62.60% California, 12.12% Massachusetts, 6.64% Texas
MAXIMUM ZIP CODE CONC ($):         6.64% 75035 (Frisco, TX)

FIRST PAY DATE:                                                     Jun 01, 2000            Jan 01, 2002
RATE CHANGE DATE:                                                   May 01, 2005            Dec 01, 2006
MATURE DATE:                                                        May 01, 2030            Dec 01, 2031

GREENWICH CAPITAL [LOGO]                                                      1
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                       % of Aggregate
                                                                        Principal Balance           Principal Balance
                                                    Number of           Outstanding as of           Outstanding as of
INDEX:                                         Mortgage Loans            the Cut-off Date            the Cut-off Date
------------------------------------------  ------------------  --------------------------   -------------------------
 1 YR CMT                                                  24               11,188,454.00                      100.00
------------------------------------------  ------------------  --------------------------   -------------------------
Total                                                      24               11,188,454.00                      100.00
==========================================  ==================  ==========================   =========================


                                                                                                        % of Aggregate
                                                                         Principal Balance           Principal Balance
                                                     Number of           Outstanding as of           Outstanding as of
PRODUCT:                                        Mortgage Loans            the Cut-off Date            the Cut-off Date
------------------------------------------  ------------------  --------------------------   -------------------------
 5/1 Hybrid                                                 24               11,188,454.00                      100.00
------------------------------------------  ------------------  --------------------------   -------------------------
Total                                                       24               11,188,454.00                      100.00
==========================================  ==================  ==========================   =========================


                                                                                                        % of Aggregate
                                                                         Principal Balance           Principal Balance
                                                     Number of           Outstanding as of           Outstanding as of
DELINQUENCY:                                    Mortgage Loans            the Cut-off Date            the Cut-off Date
------------------------------------------  ------------------  --------------------------   -------------------------
 Current                                                    24               11,188,454.00                      100.00
------------------------------------------  ------------------  --------------------------   -------------------------
Total                                                       24               11,188,454.00                      100.00
==========================================  ==================  ==========================   =========================


                                                                                                        % of Aggregate
                                                                         Principal Balance           Principal Balance
                                                     Number of           Outstanding as of           Outstanding as of
CURRENT BALANCE ($):                            Mortgage Loans            the Cut-off Date            the Cut-off Date
------------------------------------------  ------------------  --------------------------   -------------------------
   281,961.36 - 300,000.00                                   1                  281,961.36                        2.52
   300,000.01 - 400,000.00                                  10                3,516,530.24                       31.43
   400,000.01 - 500,000.00                                   3                1,340,168.96                       11.98
   500,000.01 - 600,000.00                                   5                2,709,978.72                       24.22
   600,000.01 - 700,000.00                                   3                1,872,728.88                       16.74
   700,000.01 - 743,337.78                                   2                1,467,085.84                       13.11
------------------------------------------  ------------------  --------------------------   -------------------------
Total                                                       24               11,188,454.00                      100.00
==========================================  ==================  ==========================   =========================


GREENWICH CAPITAL [LOGO]                                                     2
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                     % of Aggregate
                                                                      Principal Balance           Principal Balance
                                                  Number of           Outstanding as of           Outstanding as of
LOAN RATE (%):                               Mortgage Loans            the Cut-off Date            the Cut-off Date
---------------------------------------  ------------------  --------------------------   -------------------------
  6.125 - 6.500                                           2                  693,000.00                        6.19
  6.501 - 7.000                                           7                3,685,514.79                       32.94
  7.001 - 7.500                                           6                2,590,448.14                       23.15
  7.501 - 8.000                                           3                1,281,744.15                       11.46
  8.001 - 8.500                                           5                2,567,818.10                       22.95
  9.001 - 9.125                                           1                  369,928.82                        3.31
---------------------------------------  ------------------  --------------------------   -------------------------
Total                                                    24               11,188,454.00                      100.00
=======================================  ==================  ==========================   =========================


                                                                                                     % of Aggregate
                                                                      Principal Balance           Principal Balance
                                                  Number of           Outstanding as of           Outstanding as of
GROSS MARGIN (%):                            Mortgage Loans            the Cut-off Date            the Cut-off Date
---------------------------------------  ------------------  --------------------------   -------------------------
  2.750                                                  24               11,188,454.00                      100.00
---------------------------------------  ------------------  --------------------------   -------------------------
Total                                                    24               11,188,454.00                      100.00
=======================================  ==================  ==========================   =========================


                                                                                                    % of Aggregate
                                                                     Principal Balance           Principal Balance
                                                 Number of           Outstanding as of           Outstanding as of
MAXIMUM LOAN RATE (%):                      Mortgage Loans            the Cut-off Date            the Cut-off Date
--------------------------------------  ------------------  --------------------------   -------------------------
 11.125 - 11.500                                         2                  693,000.00                        6.19
 11.501 - 12.000                                         7                3,685,514.79                       32.94
 12.001 - 12.500                                         5                2,286,682.22                       20.44
 12.501 - 13.000                                         3                1,281,744.15                       11.46
 13.001 - 13.500                                         6                2,871,584.02                       25.67
 13.501 - 13.750                                         1                  369,928.82                        3.31
--------------------------------------  ------------------  --------------------------   -------------------------
Total                                                   24               11,188,454.00                      100.00
======================================  ==================  ==========================   =========================

GREENWICH CAPITAL [LOGO]                                                     3
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                    % of Aggregate
                                                                     Principal Balance           Principal Balance
                                                 Number of           Outstanding as of           Outstanding as of
REMAINING TERM (Months):                    Mortgage Loans            the Cut-off Date            the Cut-off Date
--------------------------------------  ------------------  --------------------------   -------------------------
 341 - 342                                               2                  863,056.20                        7.71
 343 - 348                                               7                3,356,434.87                       30.00
 349 - 354                                               8                3,611,763.48                       32.28
 355 - 360                                               7                3,357,199.45                       30.01
--------------------------------------  ------------------  --------------------------   -------------------------
Total                                                   24               11,188,454.00                      100.00
======================================  ==================  ==========================   =========================


                                                                                                    % of Aggregate
                                                                     Principal Balance           Principal Balance
                                                 Number of           Outstanding as of           Outstanding as of
RATE CHANGE DATE:                           Mortgage Loans            the Cut-off Date            the Cut-off Date
--------------------------------------  ------------------  --------------------------   -------------------------
 05/01/05                                                1                  281,961.36                        2.52
 06/01/05                                                1                  581,094.84                        5.19
 08/01/05                                                1                  369,928.82                        3.31
 09/01/05                                                2                1,268,510.71                       11.34
 10/01/05                                                3                1,417,536.96                       12.67
 12/01/05                                                1                  300,458.38                        2.69
 02/01/06                                                1                  561,171.86                        5.02
 03/01/06                                                2                1,152,346.39                       10.30
 04/01/06                                                1                  358,246.81                        3.20
 05/01/06                                                2                  759,281.81                        6.79
 06/01/06                                                2                  780,716.61                        6.98
 07/01/06                                                1                  426,967.08                        3.82
 09/01/06                                                4                2,237,232.37                       20.00
 11/01/06                                                1                  353,000.00                        3.16
 12/01/06                                                1                  340,000.00                        3.04
--------------------------------------  ------------------  --------------------------   -------------------------
Total                                                   24               11,188,454.00                      100.00
======================================  ==================  ==========================   =========================

GREENWICH CAPITAL [LOGO]                                                     4
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                    % of Aggregate
                                                                     Principal Balance           Principal Balance
                                                 Number of           Outstanding as of           Outstanding as of
ORIGINAL LTV (%):                           Mortgage Loans            the Cut-off Date            the Cut-off Date
--------------------------------------  ------------------  --------------------------   -------------------------
  55.74 - 60.00                                          2                1,252,559.26                       11.20
  60.01 - 65.00                                          2                1,007,124.38                        9.00
  65.01 - 70.00                                          5                2,391,162.10                       21.37
  70.01 - 75.00                                          4                1,908,659.30                       17.06
  75.01 - 80.00                                          9                3,977,058.78                       35.55
  85.01 - 90.00                                          1                  281,961.36                        2.52
  90.01 - 95.00                                          1                  369,928.82                        3.31
--------------------------------------  ------------------  --------------------------   -------------------------
Total                                                   24               11,188,454.00                      100.00
======================================  ==================  ==========================   =========================


                                                                                                    % of Aggregate
                                                                     Principal Balance           Principal Balance
                                                 Number of           Outstanding as of           Outstanding as of
CREDIT SCORE:                               Mortgage Loans            the Cut-off Date            the Cut-off Date
--------------------------------------  ------------------  --------------------------   -------------------------
 535 - 550                                               2                1,034,394.41                        9.25
 551 - 600                                              12                5,031,870.05                       44.97
 601 - 619                                              10                5,122,189.54                       45.78
--------------------------------------  ------------------  --------------------------   -------------------------
Total                                                   24               11,188,454.00                      100.00
======================================  ==================  ==========================   =========================


                                                                                                     % of Aggregate
                                                                     Principal Balance            Principal Balance
                                                 Number of           Outstanding as of            Outstanding as of
AMORTIZATION:                               Mortgage Loans            the Cut-off Date             the Cut-off Date
--------------------------------------  ------------------  --------------------------   -------------------------
 Fully Amortizing                                       24               11,188,454.00                      100.00
--------------------------------------  ------------------  --------------------------   -------------------------
Total                                                   24               11,188,454.00                      100.00
======================================  ==================  ==========================   =========================


                                                                                                    % of Aggregate
                                                                     Principal Balance           Principal Balance
                                                 Number of           Outstanding as of           Outstanding as of
DOCUMENTATION:                              Mortgage Loans            the Cut-off Date            the Cut-off Date
--------------------------------------  ------------------  --------------------------   -------------------------
 Full Documentation                                     24               11,188,454.00                      100.00
--------------------------------------  ------------------  --------------------------   -------------------------
Total                                                   24               11,188,454.00                      100.00
======================================  ==================  ==========================   =========================


GREENWICH CAPITAL [LOGO]                                                     5
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                             % of Aggregate
                                                              Principal Balance           Principal Balance
                                          Number of           Outstanding as of           Outstanding as of
OCCUPANCY:                           Mortgage Loans            the Cut-off Date            the Cut-off Date
-------------------------------- ------------------  --------------------------   -------------------------
 Primary                                         24               11,188,454.00                      100.00
-------------------------------- ------------------  --------------------------   -------------------------
Total                                            24               11,188,454.00                      100.00
================================ ==================  ==========================   =========================


                                                                                             % of Aggregate
                                                              Principal Balance           Principal Balance
                                          Number of           Outstanding as of           Outstanding as of
PROPERTY TYPE:                       Mortgage Loans            the Cut-off Date            the Cut-off Date
-------------------------------- ------------------  --------------------------   -------------------------
 Single Family                                   24               11,188,454.00                      100.00
-------------------------------- ------------------  --------------------------   -------------------------
Total                                            24               11,188,454.00                      100.00
================================ ==================  ==========================   =========================


                                                                                             % of Aggregate
                                                              Principal Balance           Principal Balance
                                          Number of           Outstanding as of           Outstanding as of
PURPOSE:                             Mortgage Loans            the Cut-off Date            the Cut-off Date
-------------------------------- ------------------  --------------------------   -------------------------
 Rate/Term Refinance                              8                4,160,733.89                       37.19
 Cash Out Refinance                               9                4,120,390.42                       36.83
 Purchase                                         7                2,907,329.69                       25.99
-------------------------------- ------------------  --------------------------   -------------------------
Total                                            24               11,188,454.00                      100.00
================================ ==================  ==========================   =========================


                                                                                              % of Aggregate
                                                               Principal Balance           Principal Balance
                                           Number of           Outstanding as of           Outstanding as of
STATES:                               Mortgage Loans            the Cut-off Date            the Cut-off Date
--------------------------------  ------------------  --------------------------   -------------------------
 Arizona                                           1                  281,961.36                        2.52
 California                                       15                7,004,493.95                       62.60
 Connecticut                                       1                  436,251.19                        3.90
 Florida                                           1                  581,094.84                        5.19
 Illinois                                          1                  426,967.08                        3.82
 Massachusetts                                     3                1,356,100.99                       12.12
 New York                                          1                  358,246.81                        3.20
 Texas                                             1                  743,337.78                        6.64
--------------------------------  ------------------  --------------------------   -------------------------
Total                                             24               11,188,454.00                      100.00
================================  ==================  ==========================   =========================

GREENWICH CAPITAL [LOGO]                                                    6
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                    % of Aggregate
                                                                     Principal Balance           Principal Balance
                                                 Number of           Outstanding as of           Outstanding as of
NORTH/SOUTH CA BREAKOUT:                    Mortgage Loans            the Cut-off Date            the Cut-off Date
--------------------------------------  ------------------  --------------------------   -------------------------
 CA-NORTH                                                7                2,874,408.10                       25.69
 CA-SOUTH                                                8                4,130,085.85                       36.91
 OUTSIDE CA                                              9                4,183,960.05                       37.40
--------------------------------------  ------------------  --------------------------   -------------------------
Total                                                   24               11,188,454.00                      100.00
======================================  ==================  ==========================   =========================

GREENWICH CAPITAL [LOGO]                                                     7
--------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2001-AR6
                             As of the Cut-off Date

TOTAL CURRENT BALANCE:                    $39,510,297
NUMBER OF LOANS:                                   79

                                                                             Minimum                   Maximum
AVG CURRENT BALANCE:                      $500,130.34                    $280,000.00             $1,500,000.00
AVG ORIGINAL BALANCE:                     $501,362.42                    $280,000.00             $1,500,000.00

WAVG LOAN RATE:                                 6.834%                         5.750%                    9.125%
WAVG GROSS MARGIN:                              2.751%                         2.500%                    3.125%
WAVG MAXIMUM LOAN RATE:                        11.863%                        10.750%                   13.750%
WAVG PERIODIC RATE CAP:                         2.000%                         2.000%                    2.000%
WAVG FIRST RATE CAP:                            5.000%                         5.000%                    5.000%

WAVG ORIGINAL LTV:                              66.13%                         25.00%                    95.00%

WAVG CREDIT SCORE:                                617                            535                       650

WAVG ORIGINAL TERM:                               360 months                     360 months                360 months
WAVG REMAINING TERM:                              356 months                     341 months                360 months
WAVG SEASONING:                                     4 months                       0 months                 19 months

WAVG NEXT RATE RESET:                              56 months                      41 months                 60 months
WAVG RATE ADJ FREQ:                                12 months                      12 months                 12 months
WAVG FIRST RATE ADJ FREQ:                          60 months                      60 months                 60 months

TOP STATE CONCENTRATIONS ($):      54.91%  California,  12.56%  Illinois,  9.77%  Massachusetts
MAXIMUM ZIP CODE CONC ($):         5.34%  95138  (San Jose, CA)

FIRST PAY DATE:                                                         Jun 01, 2000              Jan 01, 2002
RATE CHANGE DATE:                                                       May 01, 2005              Dec 01, 2006
MATURE DATE:                                                            May 01, 2030              Dec 01, 2031


GREENWICH CAPITAL [LOGO]                                                     1
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                          % of Aggregate
                                                               Principal Balance       Principal Balance
                                             Number of         Outstanding as of       Outstanding as of
INDEX:                                  Mortgage Loans          the Cut-off Date        the Cut-off Date
------------------------------  -----------------------  ------------------------ -----------------------
 1 YR CMT                                           79             39,510,296.93                  100.00
------------------------------  -----------------------  ------------------------ -----------------------
Total                                               79             39,510,296.93                  100.00
==============================  =======================  ======================== =======================


                                                                                          % of Aggregate
                                                               Principal Balance       Principal Balance
                                             Number of         Outstanding as of       Outstanding as of
PRODUCT:                                Mortgage Loans          the Cut-off Date        the Cut-off Date
------------------------------  -----------------------  ------------------------ -----------------------
 5/1 Hybrid                                         79             39,510,296.93                  100.00
------------------------------  -----------------------  ------------------------ -----------------------
Total                                               79             39,510,296.93                  100.00
==============================  =======================  ======================== =======================



                                                                                          % of Aggregate
                                                               Principal Balance       Principal Balance
                                             Number of         Outstanding as of       Outstanding as of
DELINQUENCY:                            Mortgage Loans          the Cut-off Date        the Cut-off Date
------------------------------  -----------------------  ------------------------ -----------------------
 Current                                            79             39,510,296.93                  100.00
------------------------------  -----------------------  ------------------------ -----------------------
Total                                               79             39,510,296.93                  100.00
==============================  =======================  ======================== =======================


                                                                                          % of Aggregate
                                                               Principal Balance       Principal Balance
                                             Number of         Outstanding as of       Outstanding as of
CURRENT BALANCE ($):                    Mortgage Loans          the Cut-off Date        the Cut-off Date
------------------------------  -----------------------  ------------------------ -----------------------
   280,000.00 -   300,000.00                         3                845,339.86                    2.14
   300,000.01 -   400,000.00                        29              9,910,708.49                   25.08
   400,000.01 -   500,000.00                        18              8,014,412.85                   20.28
   500,000.01 -   600,000.00                        13              7,218,315.25                   18.27
   600,000.01 -   700,000.00                         5              3,248,728.88                    8.22
   700,000.01 -   800,000.00                         6              4,656,553.89                   11.79
   800,000.01 -   900,000.00                         1                863,237.71                    2.18
   900,000.01 - 1,000,000.00                         2              1,978,000.00                    5.01
 1,200,000.01 - 1,300,000.00                         1              1,275,000.00                    3.23
 1,400,000.01 - 1,500,000.00                         1              1,500,000.00                    3.80
------------------------------  -----------------------  ------------------------ -----------------------
Total                                               79             39,510,296.93                  100.00
==============================  =======================  ======================== =======================


GREENWICH CAPITAL [LOGO]                                                     2
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                      % of Aggregate
                                                                         Principal Balance         Principal Balance
                                                       Number of         Outstanding as of         Outstanding as of
LOAN RATE (%):                                    Mortgage Loans          the Cut-off Date          the Cut-off Date
----------------------------------------  -----------------------  ------------------------  ------------------------
  5.750 - 6.000                                                1                337,000.00                      0.85
  6.001 - 6.500                                               30             13,989,685.00                     35.41
  6.501 - 7.000                                               29             16,828,991.00                     42.59
  7.001 - 7.500                                                8              3,305,058.91                      8.37
  7.501 - 8.000                                                5              2,111,815.10                      5.34
  8.001 - 8.500                                                5              2,567,818.10                      6.50
  9.001 - 9.125                                                1                369,928.82                      0.94
----------------------------------------  -----------------------  ------------------------  ------------------------
Total                                                         79             39,510,296.93                    100.00
========================================  =======================  ========================  ========================


                                                                                                      % of Aggregate
                                                                         Principal Balance         Principal Balance
                                                        Number of        Outstanding as of         Outstanding as of
GROSS MARGIN (%):                                  Mortgage Loans         the Cut-off Date          the Cut-off Date
----------------------------------------  -----------------------  ------------------------  ------------------------
  2.500                                                        1                341,900.00                      0.87
  2.600                                                        1                313,000.00                      0.79
  2.750                                                       76             38,406,396.93                     97.21
  3.125                                                        1                449,000.00                      1.14
----------------------------------------  -----------------------  ------------------------  ------------------------
Total                                                         79             39,510,296.93                    100.00
========================================  =======================  ========================  ========================


                                                                                                      % of Aggregate
                                                                         Principal Balance         Principal Balance
                                                       Number of         Outstanding as of         Outstanding as of
MAXIMUM LOAN RATE (%):                            Mortgage Loans          the Cut-off Date          the Cut-off Date
----------------------------------------  -----------------------  ------------------------  ------------------------
 10.750 - 11.000                                               1                337,000.00                      0.85
 11.001 - 11.500                                              27             12,947,785.00                     32.77
 11.501 - 12.000                                              30             17,170,891.00                     43.46
 12.001 - 12.500                                               9              3,701,292.99                      9.37
 12.501 - 13.000                                               5              2,111,815.10                      5.34
 13.001 - 13.500                                               6              2,871,584.02                      7.27
 13.501 - 13.750                                               1                369,928.82                      0.94
----------------------------------------  -----------------------  ------------------------  ------------------------
Total                                                         79             39,510,296.93                    100.00
========================================  =======================  ========================  ========================


GREENWICH CAPITAL [LOGO]                                                     3
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                         Number of         Outstanding as of         Outstanding as of
REMAINING TERM (Months):                            Mortgage Loans          the Cut-off Date          the Cut-off Date
------------------------------------------  -----------------------  ------------------------  ------------------------
 341 - 342                                                       2                863,056.20                      2.18
 343 - 348                                                       9              4,186,505.82                     10.60
 349 - 354                                                      10              5,002,215.77                     12.66
 355 - 360                                                      58             29,458,519.14                     74.56
------------------------------------------  -----------------------  ------------------------  ------------------------
Total                                                           79             39,510,296.93                    100.00
==========================================  =======================  ========================  ========================


                                                                                                        % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                         Number of         Outstanding as of         Outstanding as of
RATE CHANGE DATE:                                   Mortgage Loans          the Cut-off Date          the Cut-off Date
------------------------------------------  -----------------------  ------------------------  ------------------------
 05/01/05                                                        1                281,961.36                      0.71
 06/01/05                                                        1                581,094.84                      1.47
 08/01/05                                                        1                369,928.82                      0.94
 09/01/05                                                        2              1,268,510.71                      3.21
 10/01/05                                                        4              1,843,632.41                      4.67
 11/01/05                                                        1                403,975.50                      1.02
 12/01/05                                                        1                300,458.38                      0.76
 02/01/06                                                        1                561,171.86                      1.42
 03/01/06                                                        4              2,542,798.68                      6.44
 04/01/06                                                        1                358,246.81                      0.91
 05/01/06                                                        2                759,281.81                      1.92
 06/01/06                                                        2                780,716.61                      1.98
 07/01/06                                                        2                710,345.58                      1.80
 08/01/06                                                        1                431,232.27                      1.09
 09/01/06                                                        7              4,806,418.50                     12.16
 10/01/06                                                        6              3,262,587.79                      8.26
 11/01/06                                                       40             19,541,935.00                     49.46
 12/01/06                                                        2                706,000.00                      1.79
------------------------------------------  -----------------------  ------------------------  ------------------------
Total                                                           79             39,510,296.93                    100.00
==========================================  =======================  ========================  ========================


GREENWICH CAPITAL [LOGO]                                                     4
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                      % of Aggregate
                                                                         Principal Balance         Principal Balance
                                                       Number of         Outstanding as of         Outstanding as of
ORIGINAL LTV (%):                                 Mortgage Loans          the Cut-off Date          the Cut-off Date
----------------------------------------  -----------------------  ------------------------  ------------------------
  25.00 - 25.00                                                1                500,000.00                      1.27
  35.01 - 40.00                                                2              1,594,468.05                      4.04
  40.01 - 45.00                                                4              2,571,984.24                      6.51
  45.01 - 50.00                                                3              1,062,683.56                      2.69
  50.01 - 55.00                                                3              2,558,237.71                      6.47
  55.01 - 60.00                                                5              2,828,937.76                      7.16
  60.01 - 65.00                                               12              5,846,446.38                     14.80
  65.01 - 70.00                                               12              6,529,348.23                     16.53
  70.01 - 75.00                                               10              4,286,159.30                     10.85
  75.01 - 80.00                                               23             10,401,241.52                     26.33
  85.01 - 90.00                                                2                623,861.36                      1.58
  90.01 - 95.00                                                2                706,928.82                      1.79
----------------------------------------  -----------------------  ------------------------  ------------------------
Total                                                         79             39,510,296.93                    100.00
========================================  =======================  ========================  ========================


                                                                                                      % of Aggregate
                                                                         Principal Balance         Principal Balance
                                                       Number of         Outstanding as of         Outstanding as of
CREDIT SCORE:                                     Mortgage Loans          the Cut-off Date          the Cut-off Date
----------------------------------------  -----------------------  ------------------------  ------------------------
 535 - 550                                                     3              2,309,394.41                      5.85
 551 - 600                                                    15              6,973,546.16                     17.65
 601 - 650                                                    61             30,227,356.36                     76.51
----------------------------------------  -----------------------  ------------------------  ------------------------
Total                                                         79             39,510,296.93                    100.00
========================================  =======================  ========================  ========================


                                                                                                      % of Aggregate
                                                                         Principal Balance         Principal Balance
                                                       Number of         Outstanding as of         Outstanding as of
AMORTIZATION:                                     Mortgage Loans          the Cut-off Date          the Cut-off Date
----------------------------------------  -----------------------  ------------------------  ------------------------
 Fully Amortizing                                             73             33,561,296.93                     84.94
 Interest Only                                                 6              5,949,000.00                     15.06
----------------------------------------  -----------------------  ------------------------  ------------------------
Total                                                         79             39,510,296.93                    100.00
========================================  =======================  ========================  ========================


GREENWICH CAPITAL [LOGO]                                                     5
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                      % of Aggregate
                                                                         Principal Balance         Principal Balance
                                                       Number of         Outstanding as of         Outstanding as of
DOCUMENTATION:                                    Mortgage Loans          the Cut-off Date          the Cut-off Date
----------------------------------------  -----------------------  ------------------------  ------------------------
 Full Documentation                                           76             38,042,583.24                     96.29
 Reduced Documentation                                         3              1,467,713.69                      3.71
----------------------------------------  -----------------------  ------------------------  ------------------------
Total                                                         79             39,510,296.93                    100.00
========================================  =======================  ========================  ========================


                                                                                                      % of Aggregate
                                                                         Principal Balance         Principal Balance
                                                       Number of         Outstanding as of         Outstanding as of
OCCUPANCY:                                        Mortgage Loans          the Cut-off Date          the Cut-off Date
----------------------------------------  -----------------------  ------------------------  ------------------------
 Primary                                                      78             39,079,064.66                     98.91
 Non-owner                                                     1                431,232.27                      1.09
----------------------------------------  -----------------------  ------------------------  ------------------------
Total                                                         79             39,510,296.93                    100.00
========================================  =======================  ========================  ========================


                                                                                                      % of Aggregate
                                                                         Principal Balance         Principal Balance
                                                       Number of         Outstanding as of         Outstanding as of
PROPERTY TYPE:                                    Mortgage Loans          the Cut-off Date          the Cut-off Date
----------------------------------------  -----------------------  ------------------------  ------------------------
 Single Family                                                74             37,578,686.16                     95.11
 Condominium                                                   4              1,500,378.50                      3.80
 Townhouse                                                     1                431,232.27                      1.09
----------------------------------------  -----------------------  ------------------------  ------------------------
Total                                                         79             39,510,296.93                    100.00
========================================  =======================  ========================  ========================


                                                                                                      % of Aggregate
                                                                         Principal Balance         Principal Balance
                                                       Number of         Outstanding as of         Outstanding as of
PURPOSE:                                          Mortgage Loans          the Cut-off Date          the Cut-off Date
----------------------------------------  -----------------------  ------------------------  ------------------------
 Rate/Term Refinance                                          37             20,038,148.12                     50.72
 Cash Out Refinance                                           26             11,711,773.35                     29.64
 Purchase                                                     16              7,760,375.46                     19.64
----------------------------------------  -----------------------  ------------------------  ------------------------
Total                                                         79             39,510,296.93                    100.00
========================================  =======================  ========================  ========================


GREENWICH CAPITAL [LOGO]                                                     6
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                  % of Aggregate
                                                                     Principal Balance         Principal Balance
                                                   Number of         Outstanding as of         Outstanding as of
STATES:                                       Mortgage Loans          the Cut-off Date          the Cut-off Date
------------------------------------  -----------------------  ------------------------  ------------------------
 Arizona                                                   2                781,961.36                      1.98
 California                                               46             21,694,139.57                     54.91
 Colorado                                                  1                403,975.50                      1.02
 Connecticut                                               3              2,511,251.19                      6.36
 Florida                                                   2                979,829.84                      2.48
 Illinois                                                  7              4,961,467.08                     12.56
 Massachusetts                                             8              3,858,333.26                      9.77
 New Jersey                                                1                386,250.00                      0.98
 New York                                                  1                358,246.81                      0.91
 Pennsylvania                                              1                420,000.00                      1.06
 Texas                                                     2              1,023,337.78                      2.59
 Washington                                                4              1,679,250.00                      4.25
 Wisconsin                                                 1                452,254.54                      1.14
------------------------------------  -----------------------  ------------------------  ------------------------
Total                                                     79             39,510,296.93                    100.00
====================================  =======================  ========================  ========================


                                                                                                  % of Aggregate
                                                                     Principal Balance         Principal Balance
                                                   Number of         Outstanding as of         Outstanding as of
NORTH/SOUTH CA BREAKOUT:                      Mortgage Loans          the Cut-off Date          the Cut-off Date
------------------------------------  -----------------------  ------------------------  ------------------------
 CA-NORTH                                                 25             11,908,170.79                     30.14
 CA-SOUTH                                                 21              9,785,968.78                     24.77
 OUTSIDE CA                                               33             17,816,157.36                     45.09
------------------------------------  -----------------------  ------------------------  ------------------------
Total                                                     79             39,510,296.93                    100.00
====================================  =======================  ========================  ========================


GREENWICH CAPITAL [LOGO]                                                     7
---------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

The attached information will be superseded by the Prospectus.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2001-AR6
                             As of the Cut-off Date

TOTAL CURRENT BALANCE:                                   $160,257,232
NUMBER OF LOANS:                                                  134
                                                                                      Minimum                 Maximum
AVG CURRENT BALANCE:                                    $1,195,949.49           $1,000,001.00           $1,500,000.00
AVG ORIGINAL BALANCE:                                   $1,197,080.63           $1,000,001.00           $1,500,000.00

WAVG LOAN RATE:                                                 6.251%                  5.500%                  7.000%
WAVG GROSS MARGIN:                                              2.750%                  2.750%                  2.750%
WAVG MAXIMUM LOAN RATE:                                        11.269%                 10.500%                 12.000%
WAVG PERIODIC RATE CAP:                                         2.000%                  2.000%                  2.000%
WAVG FIRST RATE CAP:                                            5.000%                  5.000%                  5.000%

WAVG ORIGINAL LTV:                                              57.07%                  20.02%                  80.00%

WAVG CREDIT SCORE:                                                738                     541                     809

WAVG ORIGINAL TERM:                                               360 months              360 months              360 months
WAVG REMAINING TERM:                                              359 months              357 months              360 months
WAVG SEASONING:                                                     1 months                0 months                3 months

WAVG NEXT RATE RESET:                                              59 months               57 months               60 months
WAVG RATE ADJ FREQ:                                                12 months               12 months               12 months
WAVG FIRST RATE ADJ FREQ:                                          60 months               60 months               60 months

TOP STATE CONCENTRATIONS ($):   72.45%  California,  6.03%  Connecticut,  4.40%  Illinois
MAXIMUM ZIP CODE CONC ($):       3.07%  90210  (Beverly Hills, CA)

FIRST PAY DATE:                                                                  Oct 01, 2001            Jan 01, 2002
RATE CHANGE DATE:                                                                Sep 01, 2006            Dec 01, 2006
MATURE DATE:                                                                     Sep 01, 2031            Dec 01, 2031


GREENWICH CAPITAL [LOGO]                                                     1
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                            % of Aggregate
                                                                           Principal Balance             Principal Balance
                                                       Number of           Outstanding as of             Outstanding as of
INDEX:                                            Mortgage Loans            the Cut-off Date              the Cut-off Date
----------------------------------------  -----------------------  --------------------------  ----------------------------
 1 YR CMT                                                    134              160,257,231.96                        100.00
----------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                        134              160,257,231.96                        100.00
========================================  =======================  ==========================  ============================

                                                                                                            % of Aggregate
                                                                           Principal Balance             Principal Balance
                                                       Number of           Outstanding as of             Outstanding as of
PRODUCT:                                          Mortgage Loans            the Cut-off Date              the Cut-off Date
----------------------------------------  -----------------------  --------------------------  ----------------------------
 5/1 Hybrid                                                  134              160,257,231.96                        100.00
----------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                        134              160,257,231.96                        100.00
========================================  =======================  ==========================  ============================

                                                                                                            % of Aggregate
                                                                           Principal Balance             Principal Balance
                                                       Number of           Outstanding as of             Outstanding as of
DELINQUENCY:                                      Mortgage Loans            the Cut-off Date              the Cut-off Date
----------------------------------------  -----------------------  --------------------------  ----------------------------
 Current                                                     134              160,257,231.96                        100.00
----------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                        134              160,257,231.96                        100.00
========================================  =======================  ==========================  ============================

                                                                                                            % of Aggregate
                                                                           Principal Balance             Principal Balance
                                                       Number of           Outstanding as of             Outstanding as of
CURRENT BALANCE ($):                              Mortgage Loans            the Cut-off Date              the Cut-off Date
----------------------------------------  -----------------------  --------------------------  ----------------------------
 1,000,001.00 - 1,100,000.00                                  66               69,137,131.96                         43.14
 1,100,000.01 - 1,200,000.00                                  17               19,862,200.00                         12.39
 1,200,000.01 - 1,300,000.00                                  13               16,256,500.00                         10.14
 1,300,000.01 - 1,400,000.00                                  11               15,020,000.00                          9.37
 1,400,000.01 - 1,500,000.00                                  27               39,981,400.00                         24.95
----------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                        134              160,257,231.96                        100.00
========================================  =======================  ==========================  ============================


GREENWICH CAPITAL [LOGO]                                                     2
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                              % of Aggregate
                                                                             Principal Balance             Principal Balance
                                                         Number of           Outstanding as of             Outstanding as of
LOAN RATE (%):                                      Mortgage Loans            the Cut-off Date              the Cut-off Date
------------------------------------------  -----------------------  --------------------------  ----------------------------
  5.500 - 5.500                                                  1                1,312,500.00                          0.82
  5.501 - 6.000                                                 20               24,292,601.00                         15.16
  6.001 - 6.500                                                102              120,240,130.96                         75.03
  6.501 - 7.000                                                 11               14,412,000.00                          8.99
------------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                          134              160,257,231.96                        100.00
==========================================  =======================  ==========================  ============================

                                                                                                              % of Aggregate
                                                                             Principal Balance             Principal Balance
                                                         Number of           Outstanding as of             Outstanding as of
GROSS MARGIN (%):                                   Mortgage Loans            the Cut-off Date              the Cut-off Date
------------------------------------------  -----------------------  --------------------------  ----------------------------
  2.750                                                        134              160,257,231.96                        100.00
------------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                          134              160,257,231.96                        100.00
==========================================  =======================  ==========================  ============================

                                                                                                              % of Aggregate
                                                                             Principal Balance             Principal Balance
                                                         Number of           Outstanding as of             Outstanding as of
MAXIMUM LOAN RATE (%):                              Mortgage Loans            the Cut-off Date              the Cut-off Date
------------------------------------------  -----------------------  --------------------------  ----------------------------
 10.500 - 10.500                                                 1                1,312,500.00                          0.82
 10.501 - 11.000                                                18               21,682,601.00                         13.53
 11.001 - 11.500                                               101              119,535,130.96                         74.59
 11.501 - 12.000                                                14               17,727,000.00                         11.06
------------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                          134              160,257,231.96                        100.00
==========================================  =======================  ==========================  ============================

                                                                                                              % of Aggregate
                                                                             Principal Balance             Principal Balance
                                                         Number of           Outstanding as of             Outstanding as of
REMAINING TERM (Months):                            Mortgage Loans            the Cut-off Date              the Cut-off Date
------------------------------------------  -----------------------  --------------------------  ----------------------------
 357 - 360                                                     134              160,257,231.96                        100.00
------------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                          134              160,257,231.96                        100.00
==========================================  =======================  ==========================  ============================


GREENWICH CAPITAL [LOGO]                                                     3
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                              % of Aggregate
                                                                             Principal Balance             Principal Balance
                                                         Number of           Outstanding as of             Outstanding as of
RATE CHANGE DATE:                                   Mortgage Loans            the Cut-off Date              the Cut-off Date
------------------------------------------  -----------------------  --------------------------  ----------------------------
 09/01/06                                                        1                1,275,000.00                          0.80
 10/01/06                                                        4                4,899,658.75                          3.06
 11/01/06                                                      123              146,460,173.21                         91.39
 12/01/06                                                        6                7,622,400.00                          4.76
------------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                          134              160,257,231.96                        100.00
==========================================  =======================  ==========================  ============================

                                                                                                              % of Aggregate
                                                                             Principal Balance             Principal Balance
                                                         Number of           Outstanding as of             Outstanding as of
ORIGINAL LTV (%):                                   Mortgage Loans            the Cut-off Date              the Cut-off Date
------------------------------------------  -----------------------  --------------------------  ----------------------------
  20.02  -  25.00                                                2                2,100,658.75                          1.31
  25.01  -  30.00                                                4                5,073,500.00                          3.17
  30.01  -  35.00                                                7                8,159,800.00                          5.09
  35.01  -  40.00                                                5                5,731,100.00                          3.58
  40.01  -  45.00                                                8                9,347,200.00                          5.83
  45.01  -  50.00                                               14               17,118,100.00                         10.68
  50.01  -  55.00                                               12               14,030,301.00                          8.75
  55.01  -  60.00                                               14               16,235,270.21                         10.13
  60.01  -  65.00                                               26               31,730,600.00                         19.80
  65.01  -  70.00                                               32               38,922,901.00                         24.29
  70.01  -  75.00                                                5                6,266,900.00                          3.91
  75.01  -  80.00                                                5                5,540,901.00                          3.46
------------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                          134              160,257,231.96                        100.00
==========================================  =======================  ==========================  ============================


GREENWICH CAPITAL [LOGO]                                                     4
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                              % of Aggregate
                                                                             Principal Balance             Principal Balance
                                                         Number of           Outstanding as of             Outstanding as of
CREDIT SCORE:                                       Mortgage Loans            the Cut-off Date              the Cut-off Date
------------------------------------------  -----------------------  --------------------------  ----------------------------
 N/A                                                             6                7,020,000.00                          4.38
 501 - 550                                                       1                1,275,000.00                          0.80
 601 - 650                                                       1                1,500,000.00                          0.94
 651 - 700                                                      16               20,258,500.00                         12.64
 701 - 750                                                      55               64,603,779.96                         40.31
 751 - 800                                                      53               62,749,952.00                         39.16
 801 - 809                                                       2                2,850,000.00                          1.78
------------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                          134              160,257,231.96                        100.00
==========================================  =======================  ==========================  ============================

                                                                                                              % of Aggregate
                                                                             Principal Balance             Principal Balance
                                                         Number of           Outstanding as of             Outstanding as of
AMORTIZATION:                                       Mortgage Loans            the Cut-off Date              the Cut-off Date
------------------------------------------  -----------------------  --------------------------  ----------------------------
 Interest Only                                                 127              151,918,131.96                         94.80
 Fully Amortizing                                                7                8,339,100.00                          5.20
------------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                          134              160,257,231.96                        100.00
==========================================  =======================  ==========================  ============================

                                                                                                              % of Aggregate
                                                                             Principal Balance             Principal Balance
                                                         Number of           Outstanding as of             Outstanding as of
DOCUMENTATION:                                      Mortgage Loans            the Cut-off Date              the Cut-off Date
------------------------------------------  -----------------------  --------------------------  ----------------------------
 Reduced Documentation                                          70               81,984,630.96                         51.16
 Full Documentation                                             63               76,778,501.00                         47.91
 Unknown                                                         1                1,494,100.00                          0.93
------------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                          134              160,257,231.96                        100.00
==========================================  =======================  ==========================  ============================

                                                                                                              % of Aggregate
                                                                             Principal Balance             Principal Balance
                                                         Number of           Outstanding as of             Outstanding as of
OCCUPANCY:                                          Mortgage Loans            the Cut-off Date              the Cut-off Date
------------------------------------------  -----------------------  --------------------------  ----------------------------
 Primary                                                       130              155,404,231.96                         96.97
 Second Home                                                     4                4,853,000.00                          3.03
------------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                          134              160,257,231.96                        100.00
==========================================  =======================  ==========================  ============================


GREENWICH CAPITAL [LOGO]                                                     5
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                              % of Aggregate
                                                                             Principal Balance             Principal Balance
                                                         Number of           Outstanding as of             Outstanding as of
PROPERTY TYPE:                                      Mortgage Loans            the Cut-off Date              the Cut-off Date
------------------------------------------  -----------------------  --------------------------  ----------------------------
 Single Family                                                 131              156,257,230.96                         97.50
 Condominium                                                     3                4,000,001.00                          2.50
------------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                          134              160,257,231.96                        100.00
==========================================  =======================  ==========================  ============================

                                                                                                              % of Aggregate
                                                                             Principal Balance             Principal Balance
                                                         Number of           Outstanding as of             Outstanding as of
PURPOSE:                                            Mortgage Loans            the Cut-off Date              the Cut-off Date
------------------------------------------  -----------------------  --------------------------  ----------------------------
 Rate/Term Refinance                                            69               82,693,622.21                         51.60
 Cash Out Refinance                                             50               58,405,251.00                         36.44
 Purchase                                                       15               19,158,358.75                         11.95
------------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                          134              160,257,231.96                        100.00
==========================================  =======================  ==========================  ============================

                                                                                                              % of Aggregate
                                                                             Principal Balance             Principal Balance
                                                         Number of           Outstanding as of             Outstanding as of
STATES:                                             Mortgage Loans            the Cut-off Date              the Cut-off Date
------------------------------------------  -----------------------  --------------------------  ----------------------------
 Arizona                                                         1                1,248,000.00                          0.78
 California                                                     99              116,111,822.21                         72.45
 Colorado                                                        1                1,400,000.00                          0.87
 Connecticut                                                     8                9,660,859.75                          6.03
 Florida                                                         1                1,190,000.00                          0.74
 Illinois                                                        5                7,050,000.00                          4.40
 Maryland                                                        3                3,524,000.00                          2.20
 Massachusetts                                                   2                2,670,000.00                          1.67
 Missouri                                                        1                1,115,000.00                          0.70
 New York                                                        5                6,930,000.00                          4.32
 Ohio                                                            1                1,100,000.00                          0.69
 Oregon                                                          1                1,196,000.00                          0.75
 Pennsylvania                                                    1                1,100,000.00                          0.69
 Virginia                                                        1                1,000,500.00                          0.62
 Washington                                                      4                4,961,050.00                          3.10
------------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                          134              160,257,231.96                        100.00
==========================================  =======================  ==========================  ============================


GREENWICH CAPITAL [LOGO]                                                     6
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                              % of Aggregate
                                                                             Principal Balance             Principal Balance
                                                         Number of           Outstanding as of             Outstanding as of
NORTH/SOUTH CA BREAKOUT:                            Mortgage Loans            the Cut-off Date              the Cut-off Date
------------------------------------------  -----------------------  --------------------------  ----------------------------
 CA-NORTH                                                       53               62,389,950.00                         38.93
 CA-SOUTH                                                       46               53,721,872.21                         33.52
 OUTSIDE CA                                                     35               44,145,409.75                         27.55
------------------------------------------  -----------------------  --------------------------  ----------------------------
Total                                                          134              160,257,231.96                        100.00
==========================================  =======================  ==========================  ============================


GREENWICH CAPITAL [LOGO]                                                     7
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

            WaMu Mortgage Pass-Through Certificates, Series 2001-AR6
                             As of the Cut-off Date


                                                                                                         % of Aggregate
                                                                          Principal Balance           Principal Balance
                                                       Number of          Outstanding as of           Outstanding as of
TOP 50 PROP ZIP (CA)                              Mortgage Loans           the Cut-off Date            the Cut-off Date
----------------------------------------   ----------------------   ------------------------   -------------------------
 90272  Pacific Palisades, CA                                 14              12,993,850.00                        1.71
 90210  Beverly Hills, CA                                     11              10,290,240.93                        1.36
 94901  San Rafael, CA                                        14               9,500,450.00                        1.25
 95070  Saratoga, CA                                          10               8,614,650.00                        1.14
 94010  Burlingame, CA                                         9               8,517,700.00                        1.12
 94957  Ross, CA                                               8               8,109,800.00                        1.07
 94022  Los Altos, CA                                          7               7,576,100.00                        1.00
 94941  Mill Valley, CA                                       10               7,444,500.00                        0.98
 92660  Newport Beach, CA                                      7               6,808,002.00                        0.90
 94087  Sunnyvale, CA                                         14               6,539,414.69                        0.86
 94904  Greenbrae, CA                                          8               6,428,800.00                        0.85
 94024  Los Altos, CA                                          8               6,292,000.00                        0.83
 95030  Los Gatos, CA                                          6               6,080,500.00                        0.80
 90265  Malibu, CA                                             8               5,936,864.58                        0.78
 94025  Menlo Park, CA                                         8               5,927,500.00                        0.78
 94539  Fremont, CA                                           11               5,694,350.00                        0.75
 94062  Redwood City, CA                                       6               5,560,250.97                        0.73
 94506  Danville, CA                                           9               5,431,734.32                        0.72
 94920  Belvedere Tiburon, CA                                  5               5,370,300.00                        0.71
 94526  Danville, CA                                           7               5,097,116.67                        0.67
 95014  Cupertino, CA                                          7               4,928,000.00                        0.65
 90049  Los Angeles, CA                                        6               4,822,850.00                        0.64
 94611  Oakland, CA                                            7               4,728,324.37                        0.62
 94301  Palo Alto, CA                                          5               4,659,000.00                        0.61
 93108  Santa Barbara, CA                                      5               4,265,000.00                        0.56
 94566  Pleasanton, CA                                         6               4,260,821.53                        0.56
 94127  San Francisco, CA                                      6               4,226,000.00                        0.56
 90069  West Hollywood, CA                                     5               4,194,000.00                        0.55
 90274  Palos Verdes Peninsula, CA                             6               3,804,000.00                        0.50
 94563  Orinda, CA                                             5               3,802,800.00                        0.50
 92677  Laguna Niguel, CA                                      5               3,672,000.00                        0.48
 95020  Gilroy, CA                                             7               3,534,580.95                        0.47


GREENWICH CAPITAL [LOGO]                                                      1
---------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                            % of Aggregate
                                                                         Principal Balance               Principal Balance
                                                 Number of               Outstanding as of               Outstanding as of
TOP 50 PROP ZIP (CA)                        Mortgage Loans                the Cut-off Date                the Cut-off Date
-----------------------------------  ----------------------   -----------------------------   -----------------------------
 94402  San Mateo, CA                                    5                    3,528,293.29                            0.47
 95138  San Jose, CA                                     5                    3,496,801.85                            0.46
 94040  Mountain View, CA                                6                    3,468,700.00                            0.46
 94027  Atherton, CA                                     3                    3,361,000.00                            0.44
 94583  San Ramon, CA                                    8                    3,333,012.74                            0.44
 92663  Newport Beach, CA                                4                    3,326,000.00                            0.44
 92009  Carlsbad, CA                                     6                    3,217,680.00                            0.42
 92075  Solana Beach, CA                                 5                    3,104,500.00                            0.41
 95120  San Jose, CA                                     5                    3,028,000.00                            0.40
 91302  Calabasas, CA                                    3                    2,970,200.00                            0.39
 94960  San Anselmo, CA                                  5                    2,853,200.00                            0.38
 93950  Pacific Grove, CA                                2                    2,847,000.00                            0.38
 92067  Rancho Santa FE, CA                              3                    2,730,000.00                            0.36
 94115  San Francisco, CA                                4                    2,720,000.00                            0.36
 94065  Redwood City, CA                                 4                    2,712,300.00                            0.36
 94070  San Carlos, CA                                   5                    2,672,250.00                            0.35
 90254  Hermosa Beach, CA                                4                    2,662,500.00                            0.35
 93101  Santa Barbara, CA                                2                    2,610,000.00                            0.34


GREENWICH CAPITAL [LOGO]                                                      2
---------------------------------------------------------------------------